Exhibit 10.16

MERCHANT SERVICES BANKCARD AGREEMENT

Buycomp, L.L.C.	Buycomp.com
Customer’s Legal Name	Doing Business As

140 Technology, Suite 700	Irvine	California	92718
Street Address	City	State	Zip Code

Corporation	33-0760152
Specify Whether Customer is (circle one) a Corporation, Partnership, Sole Proprietorship, Non-Profit or Other Type of Entity	Taxpayer Identification Number

Mr. Murray Williams	(714) 788-3906
Recipient For Notices Under Paragraph 26.5	Facsimile Number

This Merchant Services Bankcard Agreement (“Agreement”) is among the CUSTOMER identified above, FIRST FINANCIAL BANK, a New York state chartered bank (“BANK”) and CHASE MERCHANT SERVICES L.L.C., (“CMS”) (BANK and CMS are collectively referred to as “SERVICERS”).

BANK, as a member of Visa U.S.A., Inc. (“VISA”) and MasterCard International Incorporated (“MasterCard”), is responsible for its VISA and MasterCard bankcard programs and has authorized CMS or its members pursuant to a separate agreement (the “Agency Agreement”) to act as an agent of and in conjunction with BANK in performing authorization, processing and settlement services for merchants participating in BANK’S Mastercard and VISA bankcard programs, in performing the additional services with respect to other cards as specified on the schedules to this Agreement and in taking related actions. CMS is acting in such capacity by executing and performing this Agreement. As between themselves, the respective rights and obligations of CMS and BANK shall be governed by the Agency Agreement and Association Rules.

In consideration of the mutual covenants and agreements set forth herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, SERVICERS and CUSTOMER agree as follows:

1.	Definitions. As used in this Agreement, capitalized terms will have the meaning set forth in Annex 1.

2.	Services.

2.1	During the term of the Agreement, CUSTOMER shall use SERVICERS as its exclusive provider of all Services for CUSTOMER.

2.2	Subject to Association Rules, Services may be performed by CMS or BANK as they may determine. In addition to SERVICERS, one or more affiliates of SERVICERS may assist in providing terminals or other equipment and local support functions in connection with this Agreement.

3.	Acceptance of Cards.

3.1

CUSTOMER will accept any Card properly tendered, without imposing any special conditions not required or allowed by Association Rules. CUSTOMER will assess no special charge or extract any special agreement, condition (including any minimum or maximum transaction amounts) or security from a Cardholder in connection with any Card transaction. CUSTOMER shall not post signs indicating that CUSTOM will refuse to honor Card transactions below or above a specified amount. CUSTOMER may offer a discount for using cash if clearly disclosed as a discount from the price available for all other means of payment. CUSTOMER shall not engage in acceptance practices or procedures that discriminate against, discourage or favor the offered use of any particular Card accepted by CUSTOMER. CUSTOMER will not require Cardholders to provide personal information such as a home or business telephone number, a home or business address, or any form of identification (such as a driver’s license) as a condition for honoring and accepting a Card, unless specifically required by this Agreement or the applicable Association. CUSTOMER shall not accept Cards at terminals that dispense scrip in violation of the Association Rules.

3.2	CUSTOMER will check each Card used during a transaction for validity in accordance with the terms of this Agreement, the Operating Guide and the applicable Association Rules. CUSTOMER will not honor a Card that appears to be invalid or expired.

3.3	All Sales Drafts and Credit Vouchers must include (i) either a manual imprint or an electronic printing of the Card obtained by passing the magnetic stripe on the Card through a point-of sale terminal, of Cardholder information contained on the Card or magnetic stripe; (ii) the signature of the authorized user as it appears on the Card; (iii) the date of the transaction; (iv) a description of the merchandise sold or rented or the services rendered; and (v) the total cash price of the Card transaction (including taxes).

3.4	Except for transactions completed by using magnetic stripe reading point-of-sale terminals that print Card transaction records or originated at limited amount terminals that are capable of reading magnetic stripes and limit each Card transaction to $25, CUSTOMER is deemed to warrant the true identity of any Cardholder unless CUSTOMER imprints the Card on the Sales Draft, as described in subsection 3.3, above.

3.5	Unless, a Card transaction is governed by Section 6 or otherwise specifically authorized by SERVICERS in writing, CUSTOMER may only complete a Card transaction when (i) the Card is present and (X) the data stored on the magnetic stripe is electronically read and printed by a magnetic stripe reader or (Y) the Card is manually imprinted, (ii) the Card is signed and the signature on the Sales Draft appears to be the same as the signature on the Card, (iii) the Cardholder resembles the person pictured (if any) on the Card, and (iv) all, or the appropriate portion, of the embossed account number on the Card matches with the corresponding digits printed on the Card and with the account number displayed and/or printed by a point-of-sale device reading the magnetic strip on the Card. (If a previously unsigned Card is signed at the time of a Card transaction, CUSTOMER will review (and identify on the Sales Draft) a current, official government identification document (such as a driver’s license or passport) bearing the Cardholder’s signature.) CUSTOMER will deliver at least one copy of the Sales Draft or agreement or Credit Voucher to the Cardholder.

4.	Operating Guide, Association Rules.

CUSTOMER acknowledges that it has received, (or will receive promptly upon execution of this Agreement) the Operating Guide, the terms of which are incorporated into this Agreement. CUSTOMER agrees to follow the procedures in the Operating Guide in connection with each Card transaction and to comply with all applicable Association Rules. From time to time, SERVICERS may change the Operating Guide, in whole or in part, and other operating procedures, by providing CUSTOMER with at least 30 days’ prior written notice of the change. However, in the event of changes in the Association Rules or due to security reasons, certain changes in Card procedures may become effective on shorter notice. If there is any conflict between the terms of this Agreement and the Operating Guide, the terms of this Agreement will govern, unless the conflict is directly related to a change in the Operating Guide which specifically addresses a procedure or requirement detailed in this Agreement. If CUSTOMER loses or otherwise misplaces the Operating Guide or notices of changes thereto, CUSTOMER shall be responsible for contacting SERVICERS to obtain replacement copies.

5.	Authorization.

5.1	CUSTOMER shall be responsible for obtaining Authorization in advance for each Card transaction. The Authorization number provided by SERVICERS shall be noted by CUSTOMER in the appropriate place on the Sales Draft. If Authorization is declined, CUSTOMER shall not complete the Card transaction.

5.2	CUSTOMER shall comply with any special authorization procedures contained in any other sections of this Agreement, the Operating Guide the Schedules and the Association Rules.

5.3	CUSTOMER acknowledges that Authorization, (i) indicates only the availability of credit at the time of Authorization; (ii) does not warrant that the person presenting the Card is the rightful Cardholder; and (iii) is not an unconditional promise or guarantee by SERVICERS that any Card transactions will not be subject to Chargeback.

6.	Telephone and Mail Orders.

6.1	If CUSTOMER is authorized to accept telephone or mail orders, Authorization for each such Card transaction, regardless of the face amount, must be obtained and CUSTOMER must write “TO” (indicating telephone order), or “MO” (indicating mail order) as applicable, on the Sales Draft in lieu of the Cardholder’s signature. CUSTOMER assumes all responsibility for identification of the Cardholder and the validity of the Card information for telephone and mail orders. For telephone and mail order Card transactions where merchandise is to be shipped or delivered to or for the Cardholder, the shipping date shall not be more than five calendar days after the Authorization is obtained, and any shipping costs not included in the Authorization amount must not exceed 15% of the amount authorized.

6.2	An installment payment option may be offered for telephone or mail order merchandise if all terms are clearly disclosed, each installment is authorized, the first installment is not submitted for settlement until the merchandise is shipped, and subsequent installments are submitted no more frequently than monthly.

6.3	Under no circumstances may CUSTOMER require that a Cardholder complete a postcard or other document which displays the Cardholder’s account data in plain view when mailed.

7.	Multiple Sales Drafts and Partial Consideration.

7.1	Except as shall be specifically set forth in the Operating Guide or the Association Rules, CUSTOMER shall list all items of goods and services purchased during each Card transaction and the total amount thereof on a single Sales Draft.

7.2	CUSTOMER shall comply with all special procedures and conditions applicable under the Operating Guide and the Association Rules with respect to any partial payment, installment payment, delayed delivery or advance deposit situation and any delayed or amended charges for a travel and entertainment transaction. CUSTOMER shall not use more than one Sales Draft to represent a single Card transaction to avoid the need for Authorization.

8.	Preauthorized Orders and Recurring Sales.

8.1	A Preauthorized Order or Recurring Sale may include the payment of recurring charges such as insurance premiums, subscriptions, membership fees, tuition or utility charges and may also include preauthorized health care payments (subject to a Schedule).

8.2	If CUSTOMER is authorized to accept Preauthorized Orders or Recurring Sales, Authorization for each such Card transaction, regardless of the amount, must be obtained and CUSTOMER must write “Recurring Transaction” (for Visa and other non-MasterCard Card transactions) or “PO” (for MasterCard Card transactions) as applicable, on the sales Draft in lieu of the Cardholder’s signature.

8.3	Except for preauthorized health care payments for the incremental costs not covered by insurance, advance deposits and installment payments, all made in compliance with this Agreement and the Operating Guide and Association Rules, a Preauthorized Order or Recurring Sale may not include partial payments made to CUSTOMER for goods services purchased in a single transaction. In no event may any finance charges be imposed on any periodic payments in connection with a Preauthorized Order or Recurring Sale.

8.4	CUSTOMER may not accept a Preauthorized Order or Recurring Sale from a Cardholder for the purchase of goods or services which are delivered or performed periodically unless the Cardholder completes and delivers to CUSTOMER a written request (and, when applicable, a written renewal request) identifying (i) the goods or services to be charged to the Cardholder’s account, (ii) the amount of the preautharized or recurring charges (unless such charges are for variable amounts), (iii) the frequency of the preauthorized or recurring charges and (iv) the duration of time for which the Cardholder’s permission is granted. If CUSTOMER accepts any Preauthorized Orders or Recurring Sales for variable amounts, CUSTOMER must comply with the supplemental provisions set forth in the applicable Schedules.

8.5	The Cardholder’s written request (including any written renewal request) must be (i) retained for the duration of the preauthorized or recurring charges; (ii) provided in response to a Card issuing bank’s request for original documentation; and (iii) used no longer after receiving notice of cancellation.

9.	Cardholder Refunds and Credits.

9.1	If a Cardholder returns goods or cancels services purchased from CUSTOMER with a Card, or CUSTOMER allows any other price adjustment after a sale has been completed and a refund or adjustment is due to the Cardholder (other than any involuntary refund required by applicable airline or other tariff or by law), CUSTOMER will not return cash to the Cardholder but will instead prepare a Credit Voucher and process each such refund or adjustment, as specified in the Operating Guide and Association Rules. CUSTOMER will give the Cardholder a copy of the completed Credit Voucher.

9.2	If CUSTOMER establishes a policy limiting refunds or acceptance of returned merchandise (e.g., no refund, exchange only, in-store credit only, or special conditions), CUSTOMER must follow the procedures regarding refunds and returned merchandise as set forth in the Association Rules including, without limitation, the proper disclosure of such policy on all copies of each Sales Draft in letters at least 1/4” high in close proximity to the space provided for the Cardholder’s signature.

9.3	CUSTOMER will not accept money from a Cardholder for the purpose of preparing and depositing a Credit Voucher that will effect a deposit to the Cardholder’s account. CUSTOMER must not process a Credit Voucher without having completed a previous Card transaction with the same Cardholder (or with a Cardholder who purchased a gift returned by the recipient). Under no circumstances may CUSTOMER require a Cardholder to waive the Cardholder’s right to dispute a Card transaction with the Card issuing bank.

10.	Presentment of Card Transactions.

10.1

CUSTOMER shall electronically or physically deliver to SERVICERS Sales Drafts for all Card transactions to be processed and settled hereunder. The deadlines for submitting Sales Drafts are: (i) for VISA and MasterCard Card transactions, the special time frames specified in the Schedules for CUSTOMER’s Card transactions to qualify for the special pricing provided under applicable VISA and MasterCard incentive programs; (ii) for Card transactions involving Cards other than VISA or MasterCard, the time frames established by CUSTOMER’s agreement with the applicable Association or by the applicable Association Rules; (iii) the applicable time of day specified in the Schedules hereto and (iv) in no event later than the fifth calendar day or third banking day (whichever is earlier) after completing Card transactions (unless CUSTOMER is entitled to any special extension of these deadlines). CUSTOMER acknowledges that the times specified in clause (iv) of the previous sentence are outside deadlines and that faster time frames are required to qualify for incentive programs.

10.2	CUSTOMER will not submit any Sales Draft that was not created in conjunction with a Card transaction between CUSTOMER and the applicable Cardholder. Under no circumstances will CUSTOMER submit any Sales Draft that has been previously charged back by the Cardholder and subsequently returned to CUSTOMER.

11.	Settlement of Card Transactions.

11.1	SERVICERS will only be required to settle CUSTOMER’s Card transactions for Cards, as specified in the Schedules. Promptly after presentment of Sales Drafts pursuant to Section 10, above, as applicable, SERVICERS will initiate a transfer of the applicable settlement funds to CUSTOMER in one of the following ways:

(i)	Direct Settlement Account. If CUSTOMER maintains a Settlement Account at a financial institution with which SERVICERS have arrangements permitting direct payment of settlement funds, SERVICERS will initiate a transfer of such applicable settlement funds through a credit to the Settlement Account. Such settlement will occur by the second banking day after SERVICERS process the applicable Card transactions unless a different time is specified.

(ii)	Wire Transfer. If CUSTOMER receives payment of settlement funds by wire transfer, SERVICERS will initiate a wire transfer of such applicable settlement funds to the Settlement Account. Settlement by wire generally occurs by 3:00 p.m. Eastern time on the following banking day after SERVICERS process the applicable Card transactions.

(iii)	Automated Clearing House Credit. If CUSTOMER receives payment of settlement funds through automated clearing house credit, SERVICERS will initiate a transfer of such applicable settlement funds through ACH to CUSTOMER’s Settlement Account. Settlement by automated clearing house credit will take place the second banking day after SERVICERS process the applicable card transactions.

11.2	All settlements to CUSTOMER for VISA and MasterCard Card transactions will be based upon gross sales, less credits/refunds, adjustments, applicable discount fees when due, Chargebacks, and any other amounts then due from CUSTOMER to SERVICERS.

11.3	All credits to CUSTOMER’s Settlement Account or other payments to CUSTOMER are provisional and are subject to, among other things, SERVICERS’ final audit, Chargebacks (including SERVICERS’ related losses), fees and fines imposed by the Associations. CUSTOMER agrees that SERVICERS may debit or credit CUSTOMER’s Settlement Account for any deficiencies, overages, fees and pending Chargebacks, or may deduct such amounts from settlement funds due to CUSTOMER. Alternatively, SERVICERS may elect to invoice CUSTOMER for any such amounts, net due 30 days after the invoice date or on such earlier date as may be specified.

11.4

SERVICERS will not be liable for any delays in receipt of funds or errors in debit and credit entries caused by third parties including but not limited to any Association or CUSTOMER’s financial institution. In addition to any other remedies available to SERVICERS under this Agreement, CUSTOMER agrees that should any of the events set forth in Paragraph 21.3 occur, SERVICERS may, upon at least 24 hours’ advance written notice, change processing or payment terms to suspend credits or other payments of any and all funds, money and amounts now due or hereafter to become due to CUSTOMER from SERVICERS pursuant to the terms of this Agreement, until SERVICERS have had reasonable opportunity to investigate and discuss such event with CUSTOMER. In cases of fraud or similar cause, no prior notice shall be required, but SERVICERS shall notify CUSTOMER in writing within three business days after effectuating a suspension of credits or other payments, which notice shall state SERVICERS’ reason for the belief that such fraud or similar cause exists.

12.	Financial Accommodation.

CUSTOMER acknowledges and agrees that the Services constitute the extension of financial accommodations to or for the benefit of CUSTOMER within the meaning of Section 365(c) of the Bankruptcy Code and entail the assumption by SERVICERS of significant credit risks. By reason of the assumption of such credit risks, CUSTOMER has granted to and conferred upon SERVICERS certain security, authorization to take reserves and other assurances of payment, all of which are material to SERVICERS’ willingness to continue to provide services under this Agreement. The parties acknowledge that this Agreement creates a contract for the extension of financial accommodations to CUSTOMER within the meaning of Section 365(c) of the Bankruptcy Code.

13.	Fees; Adjustments; Collection of Amounts Due.

13.1	SERVICERS shall charge CUSTOMER a fee for the Services, which shall be calculated and payable pursuant to the Schedules and any additional pricing supplements. The discount fees shown on such Schedules shall be calculated based on the gross amount of only VISA and MasterCard transactions submitted to SERVICERS. The fees with respect to other Card transactions shall be a percentage of the gross amount of, or a per transaction fee for, all such Card transactions. CUSTOMER acknowledges that the fees stated herein are based upon the qualification of CUSTOMER’s transactions for certain reduced interchange fees as set by the applicable Association. If CUSTOMER’s Card transactions fail to qualify for the reduced interchange fees, SERVICERS shall process such Card transactions at the applicable interchange fees as set by the applicable Association.

13.2	The fees for Services set forth in the Schedules and any additional pricing supplement, are based upon assumptions associated with the anticipated annual volume, average transaction size and CUSTOMER’s method of doing business. If the actual volume or average transaction size are not as expected or if CUSTOMER significantly alters its method of doing business, SERVICERS may adjust CUSTOMER’s discount fee or transaction fees without prior notice.

13.3	The fees for Services so forth in the Schedules may be adjusted to reflect increases or decreases by Associations in interchange, assessment or other Association fees or to pass through increases charged by third parties for on-line communications and similar items. All such adjustments shall be CUSTOMER’s responsibility to pay and shall become effective upon the date any such change is implemented by the applicable Association or other third party.

13.4	If CUSTOMER receives settlement funds by wire transfer, SERVICERS may charge wire transfer fees of $10 per wire, notwithstanding any lesser amount shown on the Schedules, during any month in which the average daily settlement funds wire transferred to CUSTOMER is less than $10,000.

13.5	In addition to the regular Chargeback fees, as set forth on the Schedules, CUSTOMER agrees to pay SERVICERS any fines imposed on SERVICERS by any Association, resulting from Chargebacks and any other fees or fines imposed by an Association with respect to acts or omissions of CUSTOMER.

13.6

If CUSTOMER’s Chargeback Percentage for any line of business exceeds the estimated industry chargeback percentage, CUSTOMER shall, in addition to the regular Chargeback fees due to SERVICERS and any applicable Chargeback handling fees or fines imposed by the applicable Association, pay SERVICERS the excessive Chargeback fee shown on the Schedules for all Chargebacks occurring in such month in such line(s) of business. Each estimated industry chargeback percentage is subject to change from time to time by SERVICERS in order to reflect changes in the industry chargeback percentage reported by VISA or MasterCard. Each then-current industry chargeback percentage for CUSTOMER’s applicable line(s) of business will be reflected in the monthly loss prevention report furnished to CUSTOMER.

13.7	If CUSTOMER believes any adjustments should be made with respect to CUSTOMER’s Settlement Account for any amounts due to or due from SERVICERS, CUSTOMER shall notify SERVICERS in writing within 45 days after any debit or credit is or should have been effected. If CUSTOMER notifies SERVICERS after such time period, SERVICERS may, in their discretion, assist CUSTOMER, at CUSTOMER’s expense, in investigating whether any adjustments are appropriate and whether any amounts are due to or from other parties, but SERVICERS shall not have any obligation to investigate or effect any such adjustments. Any voluntary efforts by SERVICERS to assist CUSTOMER in investigating such matters shall not create any obligation to continue such investigation or assist with any investigation in response to any future notices of possible adjustments that are not timely submitted.

14.	Chargebacks.

14.1	CUSTOMER shall be responsible for all Chargeback amounts relating to Card transactions settled by SERVICERS where:

(i)	merchandise is returned and a proper credit for Cardholder is not received by SERVICERS for processing;

(ii)	the Sales Draft is, or is alleged to have been, executed, accepted, endorsed, completed or assigned improperly without authority or not in accordance with the Authorization requirements or provisions of this Agreement;

(iii)	regardless of any Authorization obtained (including without limitation, telephone and mail order transactions), CUSTOMER completed a transaction when the Cardholder did not sign the Sales Draft;

(iv)	the signature on the draft was unauthorized as compared to the signature appearing on the Card, the signature panel on the Card was blank, or a limited purpose business purchasing card was accepted without appropriate authorization of the nature of the goods or services purchased (in addition to Authorization of the transaction amount);

(v)	the Sales Draft is incorrectly completed, incomplete or illegible;

(vi)	the Cardholder disputes the sale, quality or delivery (or availability for pre-arranged pick-up) of merchandise or the performance or quality of service covered by the Sales Draft or agreement accepted by such Cardholder;

(vii)	the circumstances in which the Sales Draft was created or submitted by, or credit was received by, CUSTOMER constituted or otherwise involved a breach of any term, condition, representation, warranty or duty of CUSTOMER hereunder;

(viii)	multiple Sales Drafts were executed to avoid the need to obtain authorization necessary to complete the transaction:

(ix)	the extension of credit for merchandise sold or rented or services performed was in violation of law or the rules or regulations of any governmental agency, whether federal, state, local or otherwise;

(x)	a legible copy of the Sales Draft or Credit Voucher cannot be produced by CUSTOMER within ten days of SERVICERS’ request (except to the extent SERVICERS are responsible pursuant to Paragraph 16.1);

(xi)	the Cardholder asserts any claim or defense which the Cardholder has as a consumer of goods or services;

(xii)	the Cardholder disputes the validity of a telephone or mail order Card transaction;

(xiii)	the Card transaction is otherwise subject to Chargeback by the Card issuing bank or Cardholder in accordance with the Association Rules or applicable law; or

(xiv)	the Card transaction is subject to Chargeback in accordance with the procedures set forth in the Operating Guide.

14.2	CUSTOMER shall reimburse SERVICERS for any Chargebacks, return items, or other losses resulting from CUSTOMER’s failure to produce a Card transaction record requested by SERVICERS within the applicable time limits.

15.	Representations; Warranties; Limitations on Liability; Exclusion of Consequential Damages.

15.1	Without limiting any other warranties hereunder, CUSTOMER represents and warrants as to each Card transaction submitted by CUSTOMER under this Agreement that:

(i)	the Card transaction represents a bona fide sale/rental of merchandise or services not previously submitted;

(ii)	the Card transaction represents an obligation of the Cardholder for the amount of the Card transaction;

(iii)	the amount charged for the Card transaction is not subject to any dispute, setoff, or counterclaim;

(iv)	the Card transaction amount is only for the merchandise or services (including taxes, but without any surcharge) sold or rented and, except for any delayed delivery or advance deposit Card transactions expressly authorized by this Agreement, the merchandise or service was actually delivered to or performed for the person entering into the Card transaction simultaneously upon CUSTOMER’s accepting and submitting the Card transaction for processing;

(v)	the Card transaction does not represent the refinancing of an existing obligation of the Cardholder (including any obligation otherwise owed to CUSTOMER by a Cardholder or arising from the dishonor of a personal check);

(vi)	CUSTOMER has no knowledge or notice of any fact, circumstances or defense which would indicate that the Card transaction was fraudulent or not authorized by the Cardholder or which would otherwise impair the validity or collectibility of the Cardholder’s obligation arising from such Card transaction or relieve the Cardholder from liability with respect thereto;

(vii)	the Card transaction submitted to SERVICERS was entered into by CUSTOMER and the Cardholder, and

(viii)	the Card transaction was made in accordance with the terms of this Agreement, Association Rules and the Operating Guide.

15.2	THIS AGREEMENT IS A SERVICE AGREEMENT, AND EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SERVICERS DISCLAIM ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE TO CUSTOMER OR ANY OTHER PERSON, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES REGARDING QUALITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (REGARDLESS OF ANY COURSE OF DEALING, CUSTOM OR USAGE OF TRADE) OF ANY SERVICES OR ANY GOODS PROVIDED INCIDENTAL TO THE SERVICES PROVIDED UNDER THIS AGREEMENT.

15.3	NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL SERVICERS, THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS, BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL THEORY FOR LOST PROFITS, LOST REVENUES, LOST BUSINESS OPPORTUNITIES, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES, REGARDLESS OF WHETHER SUCH DAMAGES WHERE FORESEEABLE OR WHETHER ANY PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

15.4	NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, SERVICERS’ CUMULATIVE LIABILITY FOR ALL LOSSES, CLAIMS, SUITS, CONTROVERSIES, BREACHES, OR DAMAGES FOR ANY CAUSE WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF OR RELATED TO THIS AGREEMENT) AND REGARDLESS OF THE FORM OF ACTION OR LEGAL THEORY SHALL NOT EXCEED, (I) $50,000; OR (II) THE AMOUNT OF FEES RECEIVED BY SERVICERS PURSUANT TO THE AGREEMENT FOR SERVICES PERFORMED IN THE IMMEDIATELY PRECEDING 12 MONTHS, WHICHEVER IS LESS.

16.	Retention of Records.

16.1	If the Schedules provide that SERVICERS shall prepare and retain images (on microfilm or otherwise) of CUSTOMER’s paper Sales Drafts and Credit Vouchers, CUSTOMER shall deliver to SERVICERS the originals or copies of CUSTOMER’s Sales Drafts and Credit Vouchers in suitable form for imaging no later than seven calendar days from the date of the transaction; provided however, that CUSTOMER shall retain legible copies of Sales Drafts and Credit Vouchers for a least six months following the date of each such transaction. If the Schedules provide that SERVICERS shall capture and store data reflecting Card transactions electronically transmitted to SERVICERS, CUSTOMER shall transmit to SERVICERS all data required to be included on Sales Drafts and Credit Vouchers (or CUSTOMER shall be responsible for any deficiencies in the data transmitted).

16.2	If the Schedules provide that CUSTOMER shall retain images (on microfilm or otherwise) or legible copies of CUSTOMER’s Sales Drafts and Credit Vouchers, CUSTOMER shall retain legible copies of Sales Drafts and Credit Vouchers for a period of at least three years from the date of each such transaction. CUSTOMER shall submit to SERVICERS a legible copy of a Sales Draft or Credit Voucher within 48 hours of a request by SERVICERS.

16.3

Unless the Schedules provide that SERVICERS are responsible for retaining records of CUSTOMER’s Card transaction data and CUSTOMER has actually delivered to SERVICERS the applicable Card transaction data containing all required information in legible and suitable form for imaging or electronic capture and storage (as applicable), CUSTOMER shall be responsible for the retrieval of all Sales Drafts and Credit Vouchers requested by SERVICERS within the shortest time limits established by the Association Rules, as specified in the Operating Guide, this Agreement, or other notice from SERVICERS. CUSTOMER shall not be relieved of its responsibility under the preceding sentence for any deficiencies in Card transaction data transmitted or otherwise delivered to SERVICERS, even though SERVICERS may agree to capture or produce images of, store and retrieve any such incomplete data on CUSTOMER’s behalf.

17.	Cash Payments by and Cash Disbursements to Cardholders.

CUSTOMER shall not accept any direct payments from Cardholders for charges of merchandise or services which have been included on a Sales Draft, it being the right of the Card issuing bank to receive such payments. Taxes on Card transactions must be included in the amount charged and may not be collected by CUSTOMER in cash. CUSTOMER shall not make any cash disbursements to a Cardholder as part of a Card transaction except to the extent expressly authorized by one or more of the Schedules, the Operating Guide or the Association Rules

18.	Confidentiality.

18.1	Unless CUSTOMER obtains consents from each applicable Association, SERVICERS, Card issuing bank and Cardholder, CUSTOMER shall not use, disclose, sell or disseminate any Cardholder information obtained in connection with a Card transaction (including the names, addresses and Card account numbers of Cardholders) except for purposes of authorizing, completing and settling Card transactions and resolving any chargebacks, retrieval requests or similar issues involving Card transactions, other than pursuant to a court or governmental agency request, subpoena or order. CUSTOMER shall use proper controls for and shall limit access to, and shall render unreadable prior to discarding, all records containing Cardholder account numbers and Card imprints. CUSTOMER must not retain or store magnetic stripe data after a transaction has been authorized. If CUSTOMER stores any electronically captured signature of a Cardholder, CUSTOMER shall not reproduce such signature except upon specific request of SERVICERS.

18.2	CUSTOMER acknowledges that it obtains no ownership rights in any information relating to and derived from Card transactions.

19.	Supplies; Advertising.

At CUSTOMER’s option and at charges specified from time to time by SERVICERS, SERVICERS may furnish CUSTOMER with operational supplies such as the forms of sales drafts, credit vouchers and Association decals (excluding any supplies for terminals or other equipment, which shall be CUSTOMER’s responsibility). CUSTOMER shall display VISA, MasterCard and, if applicable, other Association decals and program marks on promotional materials furnished by SERVICERS, as required by Association Rules, but shall not indicate that VISA, MasterCard or any other Association endorses CUSTOMER’s goods or services and shall not continue using such materials after termination of this Agreement.

20.	Assignment.

20.1	Any transfer or assignment of this Agreement by CUSTOMER, by operation of law or otherwise, is voidable by SERVICERS without SERVICERS’ prior written consent. In the event of such transfer or assignment, the party to whom the Agreement was transferred or assigned shall be bound to the terms and conditions of this Agreement to the same extent as if SERVICERS and such assignee or transferee, as the case may be, entered into an agreement identical to this Agreement on the effective date of such transfer or assignment. Furthermore, CUSTOMER shall indemnity and hold SERVICERS harmless from all liabilities, Chargebacks, expenses, costs, fees and fines arising in connection with such transferees or assignees, as the case may be, submission of Card transactions to SERVICERS for processing. For purposes of this Agreement, any transfer of voting control of CUSTOMER or its parent shall be considered an assignment or transfer hereof.

20.2	Upon notice to CUSTOMER, another VISA and MasterCard member may be substituted for BANK under whose sponsorship this Agreement is performed and for whom CMS is acting as agent hereunder. Upon substitution, such other VISA and MasterCard member shall be responsible for all obligations required of BANK, including without limitation, full responsibility for its bankcard program and such other obligations as may be expressly required by applicable Association Rules. Subject to Association Rules, SERVICERS may assign or transfer this Agreement and their rights and obligations hereunder and may delegate their duties hereunder, in whole or in part, to any third party, whether in connection with a change in sponsorship, as set forth in the preceding sentence, or otherwise, without the notice to or consent of CUSTOMER.

20.3	Except as provided in the following sentence, this Agreement shall be binding upon successors and assigns and shall inure to the benefit of the parties and their respective permitted successors and assigns. No assignee for the benefit of creditors, custodian, receiver, trustee in bankruptcy, debtor in possession, sheriff or any other officer of a court, or other person charged with taking custody of a party’s assets or business, shall have any right to continue or to assume or to assign this Agreement.

21.	Term; Events of Default.

21.1	This Agreement and the applicable Schedules shall become effective upon the date this Agreement and the applicable Schedules are signed by BANK, which shall in all instances be on or after the date(s) CUSTOMER and CMS sign this Agreement and the applicable Schedules and CUSTOMER will be advised of the effective date by SERVICERS.

21.2	The initial term of this Agreement shall commence and shall continue in force for one year after it becomes effective. This Agreement shall renew for successive one-year periods unless SERVICERS terminate this Agreement by notice to CUSTOMER, in writing, at least 60 days prior to the expiration of the term or renewal term, as the case may be. After the initial term and two renewal terms, in addition to SERVICERS’ right to terminate, as set forth in the preceding sentence, CUSTOMER may also terminate this Agreement by notice to SERVICERS, in writing, at least 60 days prior to the expiration of the second or later renewal term.

21.3	If any of the following events shall occur (each an “Event of Default”):

(i)	a material adverse change in the business, financial condition, business procedures, products or services of CUSTOMER; or

(ii)	any assignment or transfer of voting control of CUSTOMER or its parent; or

(iii)	a sale of all or a substantial portion of CUSTOMER’s assets; or

(iv)	irregular Card sales by CUSTOMER, excessive Chargebacks or any other circumstances which, in SERVICERS’ sole discretion, may increase SERVICERS’ exposure for CUSTOMER’s chargebacks or otherwise present a financial or security risk to SERVICERS; or

(v)	any representation or warranty of CUSTOMER in this Agreement is breached in any material respect or was or is incorrect in any material respect when made or deemed to be made; or

(vi)	CUSTOMER shall default in any material respect in the performance or observance of any term, covenant, condition or agreement contained in this Agreement, including, without limitation, the establishment or maintenance of funds in a Reserve Account, as detailed in Paragraph 22;

(vii)	CUSTOMER shall default in any material respect in the performance or observance of any term, covenant or condition contained in any agreement with any affiliate of SERVICERS, including, but not limited to, any agreement governing check guarantee or check verification services; or

(viii)	CUSTOMER shall default in the payment when due, whether upon maturity or otherwise, of any material indebtedness for borrowed money or any material trade payable (other than any trade payable subject to a good faith dispute by CUSTOMER so long as CUSTOMER is actively pursuing resolution of such dispute); or

(ix)	CUSTOMER shall: commence a voluntary case under the Bankruptcy Code; file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or entry into a composition agreement or similar arrangement for adjustment of debts; consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; generally become unable to pay its debts or trade obligations as they become due; make a general assignment for the benefit of creditors; or take any corporate action for the purpose of authorizing any of the foregoing; or

(x)	a case or other proceeding shall be commenced against CUSTOMER, in any court of competent jurisdiction seeking relief under the Bankruptcy Code or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, the appointment of a trustee, receiver, custodian, liquidator or the like of CUSTOMER, or of all or any substantial part of the assets, domestic or foreign, of CUSTOMER, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive days, or an order granting the relief requested in such case or proceeding against CUSTOMER (including, but not limited to, an order for relief under the Bankruptcy Code) shall be entered; or

(xi)	the independent certified accountants retained by CUSTOMER shall refuse to deliver an unqualified opinion with respect to the annual financial statements of CUSTOMER and its consolidated subsidiaries;

then, upon the occurrence of (1) an Event of Default specified in subparagraphs (iv), (ix) or (x) above, SERVICERS may consider this Agreement to be terminated immediately, without notice, and all amounts payable hereunder by CUSTOMER to SERVICERS shall be immediately due and payable in full without demand or other notice of any kind, all of which are expressly waived by CUSTOMER, and (2) any other Event of Default, this Agreement may be terminated by SERVICERS by giving not less than 10 days’ notice to CUSTOMER, and upon such notice all amounts payable hereunder by CUSTOMER to SERVICERS shall be due and payable on demand.

21.4	Neither the expiration nor termination of this Agreement shall terminate the obligations and rights of the parties pursuant to provisions of this Agreement which by their terms are intended to survive or be perpetual or irrevocable and such provisions shall survive the expiration or termination of this Agreement.

21.5	If any Event of Default shall have occurred and be continuing, SERVICERS may, in their sole discretion, exercise all of their rights and remedies under applicable law, including, without limitation, exercising their rights under Section 22.

21.6	This Agreement also may be terminated by SERVICERS prior to the then-current expiration date upon at least 90 days’ advance written notice, if CUSTOMER’s Card transactions fail to conform to the volume or average transaction size representations as set forth in the Schedules.

21.7	If this Agreement is terminated for cause, CUSTOMER acknowledges that SERVICERS may be required to report CUSTOMER’s business name and the name and other identification of its principals to the Combined Terminated Merchant File maintained by VISA and MasterCard. CUSTOMER expressly agrees and consents to such reporting in the event CUSTOMER is terminated as a result of the occurrence of an Event of Default or for any reason specified as cause by VISA or MasterCard. Furthermore, CUSTOMER agrees to waive and hold SERVICERS harmless from and against, any and all claims which CUSTOMER may have as a result of such reporting.

21.8	The provisions governing processing and settlement of Card transactions, all related adjustments, fees and other amounts due from CUSTOMER and the resolution of any related chargebacks, disputes or other issues involving Card transactions will continue to apply even after termination of this Agreement, until all Card transactions made prior to such termination are settled or resolved. In addition, the provisions of Sections 13 through 18, inclusive, 20, 22, 24 and 25, and Subsections 21.7, 21.9, 26.2 and 26.3, all in this Agreement, shall survive any termination. Upon termination of this Agreement, CUSTOMER agrees to immediately send SERVICERS all the data relating to Card transactions made up to the date of termination.

21.9	After termination of this Agreement for any reason whatsoever, CUSTOMER shall continue to bear total responsibility for all Chargebacks, fees, credits and adjustments resulting from Card transactions processed pursuant to this Agreement and all other amounts then due or which thereafter may become due to SERVICERS under this Agreement or which may be due to SERVICERS before or after such termination to either SERVICERS or any of SERVICERS’ affiliates for any related equipment or related services.

22.	Reserve Account; Security Interest.

22.1	CUSTOMER expressly authorizes SERVICERS to establish a Reserve Account pursuant to the terms and conditions set forth in this Section 22. The initial amount of such Reserve Account shall be set by SERVICERS, in their sole discretion, based upon CUSTOMER processing history and the anticipated risk of loss to SERVICERS.

22.2	The Reserve Account shall be fully funded upon three days notice to CUSTOMER, or in instances of fraud or an Event of Default, reserve account funding may be immediate. Such Reserve Account may be funded by all or any combination of the following: (i) one or more debits to CUSTOMER’s Settlement Account or any other accounts held by BANK, or any of its affiliates; (ii) one or more deductions or off sets to any payments otherwise due to CUSTOMER; (iii) CUSTOMER’s delivery to SERVICERS of a letter of credit; or (iv) if SERVICERS so agree, CUSTOMER’s pledge to SERVICERS of a freely transferable and negotiable certificate of deposit. Any such letter of credit or certificate of deposit shall be issued or established by a financial institution acceptable to SERVICERS and shall be in a form satisfactory to SERVICERS. In the event of termination of this Agreement by either CUSTOMER or SERVICERS, an immediate Reserve Account may be established without notice in the manner provided above. Any Reserve Account will be held by BANK for the greater of ten months after termination of this Agreement or for such longer period of time as is consistent with BANK’s liability for Card transactions in accordance with Association Rules. CUSTOMER’s funds held in a reserve account may be held in a commingled Reserve Account for the reserve funds of BANK’s customers, without involvement by an independent escrow agent.

22.3	If CUSTOMER’S funds in the Reserve Account are not sufficient to cover the Chargebacks, adjustments, fees and other charges due from CUSTOMER, or if the funds in the Reserve Account have been released, CUSTOMER agrees to promptly pay SERVICERS such sums upon request. In the event of a failure by CUSTOMER to fund the Reserve Account, SERVICERS may fund such Reserve Account in the manner set forth in subsection 22.2, above.

22.4	To secure CUSTOMER’S obligations to SERVICERS and their affiliates under this Agreement and any other agreement for the provision of related equipment or related services, CUSTOMER grants to SERVICERS a lien and security interest in and to any of CUSTOMER’s funds pertaining to the Card transactions contemplated by this Agreement now or hereafter in the possession of SERVICERS, whether now or hereafter due or to become due to CUSTOMER from SERVICERS. Any such funds, money or amounts may be commingled with other funds of SERVICERS, or, in the case of any funds held pursuant to the foregoing paragraphs, with any other funds of other customers of SERVICERS. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, SERVICERS are hereby authorized by CUSTOMER at any time and from time to time, without notice or demand to CUSTOMER or to any other person (any such notice and demand being hereby expressly waived), to set off, recoup and to appropriate and to apply any and all such funds against and on account of CUSTOMER’s obligations to SERVICERS and their affiliates under this Agreement and any other agreement with SERVICERS or any of SERVICERS’ affiliates for any related equipment or related services (including any check guarantee and check verification services), whether such obligations are liquidated, unliquidated, fixed, contingent, matured or unmatured. CUSTOMER agrees to duly execute and deliver to SERVICERS such instruments and documents as SERVICERS may reasonably request to perfect and confirm the lien, security interest, right of set off, recoupment and subordination set forth in this Agreement.

23.	Financial and Other Information.

23.1	CUSTOMER agrees to provide SERVICERS quarterly financial statements of CUSTOMER within 45 days after the end of each fiscal quarter and annual audited financial statements within 90 days after the end of each fiscal year. Such financial statements shall be prepared in accordance with generally accepted accounting principles. CUSTOMER also shall provide such other financial statements and other information concerning CUSTOMER’s business and CUSTOMER’s compliance with the terms and provisions of this Agreement as SERVICERS may reasonably request. CUSTOMER authorizes SERVICERS to obtain from third parties financial and credit information relating to CUSTOMER in connection with SERVICERS’ determination whether to accept this Agreement and SERVICERS’ continuing evaluation of the financial and credit status of CUSTOMER. Upon request, CUSTOMER shall provide to SERVICERS or their representatives reasonable access to CUSTOMER’s facilities and records for the purpose of performing any inspection and/or copying of CUSTOMER’s books and/or records deemed appropriate by SERVICERS.

23.2	CUSTOMER will provide SERVICERS with written notice of CUSTOMER’s intent to liquidate, substantially change the basic nature of its business, transfer or sell any substantial part (25% or more in value) of its total assets, or if CUSTOMER or its parent is not a corporation whose shares are listed on a national securities exchange or on the over-the-counter market, change the control or ownership of CUSTOMER or its parent, 30 days prior to such liquidation, change, transfer or sale taking place. CUSTOMER will also notify SERVICERS of any judgment, writ, warrant of attachment, execution or levy against any substantial part (25% or more in value) of CUSTOMER’s total assets not later than three days after CUSTOMER obtains knowledge of any such judgment, writ, warrant of attachment, execution or levy.

24.	Indemnification.

24.1	CUSTOMER agrees to indemnify and hold harmless SERVICERS from and against all losses, liabilities, damages and expenses (including attorneys’ fees and collection costs) resulting from any breach of any warranty, covenant or agreement or any misrepresentation by CUSTOMER under this Agreement, or arising out of any gross negligence or willful misconduct of CUSTOMER or its employees, in connection with CUSTOMER’s Card transactions or otherwise arising from CUSTOMER’s provision of goods and services to Cardholders.

24.2	SERVICERS agree to indemnify and hold harmless CUSTOMER from and against all losses, liabilities, damages and expenses resulting from any breach of any warranty, covenant or agreement or any misrepresentation by SERVICERS under this Agreement or arising out of the gross negligence or willful misconduct of SERVICERS or their employees in connection with this Agreement.

25.	Liquidated Damages.

25.1	The parties further agree and acknowledge that, in addition to any remedies contained herein or otherwise available under applicable law and, notwithstanding anything to the contrary elsewhere in this Agreement, if (a) CUSTOMER breaches this Agreement by improperly terminating it prior to the expiration of the applicable term of the Agreement, or (b) this Agreement is terminated prior to the expiration of the applicable term of the Agreement in accordance with, and due to, an Event of Default by CUSTOMER specified in subsection 21.3, then SERVICERS will suffer a substantial injury that is difficult or impossible to accurately estimate. Accordingly, in an effort to liquidate in advance the sum that should represent the damages which would actually be sustained by SERVICERS as the result of such a termination, the parties have agreed that the amount calculated in the manner specified below is a reasonable pre-estimate of SERVICERS’ probable loss, which shall be paid to SERVICERS as liquidated damages in the event of any such termination. Any recovery pursuant to this Section 25 shall in no way limit SERVICERS’ right to receive any payments due from CUSTOMER pursuant to Section 14. Such liquidated damages shall be paid to SERVICERS within 15 days after CUSTOMER’s receipt of SERVICERS’ calculation of the amount due. The liquidated damages amount shall equal 80% of the product of (i) the average net monthly fees, as determined in accordance with subsection 25.2, and (ii) the number of months, including any pro rata portion of a month, including the initial term or any renewal term, as applicable.

25.2	The average net monthly fees shall equal one-twelfth of the gross fees payable pursuant to the Schedules, less applicable interchange fees and assessments due pursuant to this Agreement, during the 12 months immediately preceding the date on which (i) SERVICERS receive notice from CUSTOMER of its intention to terminate this Agreement early, or (ii) SERVICERS learn of CUSTOMER’s early termination in violation of this Agreement, or (iii) this Agreement is terminated early pursuant to subsection 21.3 (whichever produces the higher amount); provided, however, if the Agreement has been in place has less than 12 months, the estimated average net monthly fees shall equal the aggregate gross fees paid hereunder by CUSTOMER, divided by the number of months the Agreement was effective.

26.	Miscellaneous.

26.1	No party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country; (iii) any act or omission of the other party or any government authority; (iv) any labor disputes (whether or not employees’ demands are reasonable or within the party’s power to satisfy); or (v) the nonperformance by a third party for any similar cause beyond the reasonable control of such party, including without limitation, failures or fluctuations in telecommunications or other equipment. In any such event, the non-performing party shall be excused from any further performance and observance of the obligations so affected only for as long as such circumstances prevail and such party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

26.2

This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to its choice of law provisions). In performing its obligations under this Agreement, each party agrees to comply with all laws and regulations applicable to it. SERVICERS AND CUSTOMER IRREVOCABLY WAIVE ANY AND ALL RIGHTS

THEY MAY HAVE TO A TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY CLAIM RELATING TO OR ARISING UNDER THIS AGREEMENT.

26.3	CUSTOMER shall be liable for and shall indemnify SERVICERS for any and all attorney’s fees, collection costs and other costs and expenses paid or incurred by SERVICERS in the enforcement hereof, or in collecting any amount due from CUSTOMER to SERVICERS hereunder or resulting from any breach by CUSTOMER of any of the terms or conditions of this Agreement.

26.4	If CUSTOMER requests SERVICERS to perform or provide any system enhancements, custom reports, or related service enhancements that are different from or in addition to the system, services and reports SERVICERS otherwise agree to provide to CUSTOMER (collectively, “System Enhancements”), SERVICERS will use reasonable efforts to provide such System Enhancements if CUSTOMER pays SERVICERS the additional fees charged by SERVICERS for such System Enhancements. Following receipt of any request for System Enhancements and prior to providing the requested System Enhancements, SERVICERS shall provide CUSTOMER with a description of the System Enhancements to be made, together with an estimate of SERVICERS’ fee for providing such System Enhancements. If CUSTOMER thereafter instructs SERVICERS to make such System Enhancements, SERVICERS shall do so, and CUSTOMER shall pay the additional fees charged by SERVICERS for such System Enhancements.

26.5	Except as otherwise specifically provided, all notices and other communication required or permitted hereunder (other than those involving normal operational matters relating to the processing of Card transactions) shall be in writing, shall be sent by mail, courier or facsimile (facsimile notices shall be confirmed in writing by courier), if to CUSTOMER at its address appearing at the beginning on this Agreement, and if to SERVICERS at 265 Broad Hollow Road, Melville, New York 11747, Facsimile (516) 843-6822, Attention: Executive Vice President Operations, with a copy to Attention: General Counsel’s Office at 1401 N.W. 136th Avenue, Sunrise, Florida 33323, Facsimile: (954) 845-5550, and shall be deemed to have been given (i) if sent by mail or courier, when received and (ii) if sent by facsimile machine, when the courier confirmation copy is actually received. Notice given in any other manner shall be effective when actually received.

26.6	The headings contained in this Agreement are for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.

26.7	The parties intend every provision of this Agreement to be severable. If any part of this Agreement is not enforceable, the remaining provisions still remain valid and enforceable. If a court of competent jurisdiction determines that any term or provision contained herein is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties. Without limiting the generality of this paragraph, if a court determines that any remedy stated in this Agreement has failed of its essential purpose, then all other provisions of this Agreement, including the limitations on liability and exclusion of damages, shall remain fully effective.

26.8	This Agreement, along with the Schedules and the Operating Guide, constitutes the entire agreement between the parties with respect to the subject matter, superseding any previous agreements and understandings and, except as provided in other Sections of this Agreement, the Schedules or the Operating Guide, can be changed only by a written agreement signed by all parties. A party’s waiver of a breach of any term or condition of this Agreement shall not be deemed a waiver of any subsequent breach of the same or another term or condition.

26.9

The parties acknowledge that the VISA and MasterCard Association Rules give VISA and MasterCard certain rights to require termination or modification of this Agreement with respect to transactions involving VISA and MasterCard Cards and the VISA and MasterCard Card system and to investigate CUSTOMER. The parties also acknowledge that issuers of other Cards, for which SERVICERS perform services on behalf of CUSTOMER, may have similar rights under their applicable Association Rules with respect to this Agreement’s applicability to transactions involving such other Cards.

The parties hereto have caused this Agreement to be executed by their duly authorized officers. THIS AGREEMENT IS NOT BINDING UPON SERVICERS UNTIL SIGNED BY SERVICERS OR UPON THE OCCURRENCE OF ONE OF THE EVENTS SET FORTH IN SUBSECTION 21.1.

Buycomp, L.L.C.		FIRST FINANCIAL BANK
(“CUSTOMER”) d/b/a Buycomp.com		(“BANK”)

By:	/s/ Murray Williams	By:	/s/ Patrick H. Volpe

Name:	Murray Williams	Name:	Patrick H. Volpe
	(Please Print or Type)		(Please Print or Type)

Title:	Director of Finance	Title:	Asst. Vice President

Chase Merchant Services, L.L.C.
(“CMS”)

By:	/s/ Diane T. Vogt

Name:	Diane T. Vogt
(Please Print or Type)

Title:	Chief Executive Officer

Date:	9/3/98

ANNEX 1

The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

1.1	“Association” means any entity formed to administer and promote Cards, including VISA and MasterCard, and any other entity as specified on the Schedules to this Agreement.

1.2	“Association Rules” mean the rules, regulations, releases, interpretations and other requirements (whether contractual or otherwise) imposed or adopted by any Association.

1.3	“Authorization” means the process by which CUSTOMER electronically accesses SERVICERS’ computerized system, unless such system is inoperable or otherwise not accessible to CUSTOMER, in which case CUSTOMER shall utilize the designated toll-free telephone number, to obtain credit approval from the Card issuing bank before completion of the Card transaction.

1.4	“Bankruptcy Code” means title 11 of the United States Code, as amended from time to time.

1.5	“Business Day” means a day (other than Saturday or Sunday) on which SERVICERS are generally open for business.

1.6	“Card” means a valid credit card or valid off-line debit card bearing the service mark of VISA or MasterCard and, to the extent the Schedules so provide, a valid card issued by any other Associations specified on such Schedules.

1.7	“Cardholder” means the individual whose name is embossed on the Card and any authorized user of such Card.

1.8	“Chargeback” means the procedure by which a Sales Draft or other indicia of a Card transaction (or disputed portion thereof) is returned to Bank or the Card issuing bank, for failing to comply with Association Rules, the liability of which is the CUSTOMER’S responsibility.

1.9	“Credit Voucher” means the evidence of a refund or price adjustment by CUSTOMER to a Cardholder’s account in connection with a prior purchase by such Cardholder using a Card, regardless of whether the form of such evidence is in paper, electronic or otherwise.

1.10	“CUSTOMER’S Chargeback Percentage” means the actual monthly percentage calculated by dividing CUSTOMER’s total monthly VISA and MasterCard Chargeback items in any line of business by the number of CUSTOMER’s total monthly VISA and MasterCard transactions in such line of business.

1.11	“Operating Guide” means the then-current manual prepared by SERVICERS, containing operational procedures, instructions and other directives relating to Card transactions.

1.12	“Preauthorized Order” means a Cardholder’s written authorization to make one or more future charges to such Cardholder’s MasterCard Card account.

1.13	“Recurring Sale” means a Cardholder’s written authorization to make one or more future charges to such Cardholder’s Visa or other non-MasterCard Card account.

1.14	“Reserve Account” means a fund established and managed by SERVICERS to protect against actual or contingent liability arising from Chargebacks, adjustments, fees and other charges due to or incurred by SERVICERS.

1.15	“Sales Draft” means evidence of a purchase of goods or services by a Cardholder from CUSTOMER using a Card, regardless of whether the form of such evidence is in paper, electronic or otherwise, all of which must conform to Association Rules.

1.16	“Schedules” means the attachments, addenda and other documents, including revisions thereto, which may be incorporated into and made part of this Agreement.

1.17	“Services” means the activities undertaken by SERVICERS to authorize, process and settle all United States Dollar denominated VISA and MasterCard Card transactions undertaken by Cardholders at CUSTOMER’s location(s) in the United States, and all other activities necessary for SERVICERS to perform the functions specified on the Schedules for all other Cards covered by this Agreement.

1.18	“Settlement Account” means an account at a financial institution designated by CUSTOMER as the account to be debited and credited by SERVICERS for Card transactions, fees, Chargebacks and other amounts due hereunder or in connection herewith (i.e., fines, penalties, attorneys’ fees, etc.).

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SCHEDULE A

1.	Bankcard Fees:

(a)	The Bankcard Service Fee of [***] per Visa and [***] per MasterCard transaction will be charged daily and is based on:

(i)	an average ticket of $400.00 and

(ii)	An annual bankcard value of $35,000,000 and

(iii)	each of Customer’s transactions qualifying for Visa and MasterCard interchange levels. (PLEASE SEE ATTACHED SCHEDULE)

(b)	In the event that any of Customer’s MasterCard and Visa transactions qualify for different interchange levels than those stated above, Servicers will bill back or credit Customer for the difference between the established rate and the qualified rate on a monthly basis. The interchange fees, assessments and qualifying criteria set forth in Attachment I annexed hereto may be changed from time to time as mandated by the Associations.

2.	Bankcard Authorization Capture Fees:

The following chart sets forth the authorization and capture fees to be charged on a [***] to Customer:

	Authorization (Per transaction)	Data Capture (Per transaction)	Data Auth./Capture (Per transaction)

MasterCard	[***]	[***]	[***]

Visa	[***]	[***]	[***]

The Authorization fee set forth above includes the additional fee to be charged for Customer’s use of Servicers’ Multi-trans system. The above fee is based on a disconnect timer setting of N/A seconds.

3.	Fees for Services:

Lease Line:	Servicers will provide a leased line connection from its data center to Customer’s data center for a one-time installation fee of $[***] per leased line; and will provide [***] modems at $[***]; additionally, monthly line charges will be $[***].

Voice
Authorization:	The following fees will be charged for voice authorization services: VRU: [***] per authorization; Voice/RVU: [***] per authorization

Chargeback Processing:	Chargeback Fee of $[***]

Monthly-On-Line:	A monthly on-line fee of $[***] will be charged.

Funding Fee:	A funding fee of $[***] will be charged to Customer.

Implementation
Fee:	A one-time implementation fee of $[***] will be charged. A $[***] rush fee will be charged for each location to be implemented within a 72 hour timeframe.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Authorization
Recycle Fee:	A recycle authorization fee of $[***] will be charged for each authorization request which must be re-submitted for approval.

Monthly Minimum
Processing Fee:	In the event Customer processes less than [***] in any calendar month, Servicers will charge Customer a monthly minimum processing fee of [***].

Financial
Activity Report:	Servicers will provide Customer with a financial activity report (“FARS”) file in accordance with Customer’s settlement cycle at a charge of $[***] per month.

Cash
Management:	Servicers will provide Customer with a Cash Management file on a daily basis at a charge of $[***] per month.

IC Verify:	Customer will be charged a software fee of $[***] per diskette and a charge of $[***] per magnetic stripe reader.

Credit Fee:	[***] per credit.

The fees set forth in this Section 3 may be adjusted without notice to reflect increases or decreases in applicable sales or telecommunication taxes as levied by federal, state or local authorities.

4.	Additional Services:

It is understood and agreed that Bank shall have no liability whatsoever regarding the processing, authorization or any other service provided by CMS in connection with cards bearing the servicemark of organizations other than the Visa or MasterCard associations.

The additional services to be provided by CMS hereunder shall be in accordance with the terms set forth in the Attachments annexed hereto.

Attachment I	Interchange Fees and Criteria
Attachment II	Other Cards

5.	Payment Plan:

Payment Method is	ACH

All payments to Customer for purchases by CMS and Bank of valid Debt shall be by Fedwire (bankwire) or through the Automated Clearing House (ACH) and shall normally be electronically transmitted directly to the demand deposit account indicated below, or any successor account designated to receive provisional funding of Customer’s Card sales pursuant to the Bankcard Agreement (“Settlement Account”). Neither Bank or CMS can guarantee the timelines with which any payment may be credited by Customer’s depository institution (“Depository”).

Customer hereby authorizes Bank and CMS to access information from the Settlement Account and to initiate credit and/or debit entries by Fedwire (bankwire) or ACH transfer and to authorize Depository to block or to initiate, if necessary, reversing entries and adjustments for any original entries made to the Settlement Account and to authorize Depository to provide such access and to credit and/or debit or to block the same to such account. This authorization is without respect to the source of any funds in the Settlement Account, is irrevocable and coupled

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

with an interest. This authority extends to any equipment rental or purchase agreements which may exist between CMS and Customer as well as to any fees and assessments and Chargeback amounts of whatever kind or nature due to CMS and Bank under the Bankcard Agreement. This authority is to remain in full force and effect at all times unless and until CMS and Bank have consented to its termination in such time and in such manner as to afford CMS and Bank and Depository a reasonable opportunity to act on it. In addition, Customer understands and agrees that CMS shall charge Customer [***] for each ACH which cannot be processed, and all subsequent funding may be suspended until Customer either (i) notifies CMS that ACHs can be processed; or (ii) a new Electronic Funding Agreement is signed by Customer. In order to insure transactions are properly handled, a copy of a blank, voided check must be attached. Customer’s bank must be able to process or accept electronic transfers either via ACH and/or Fedwire (bankwire) which transfers are processed utilizing the Federal Reserve System.

Bank of America		675 Anton Blvd., Costa Mesa, CA 92626
Name of bank		Address of bank

06943-17538		122000661
Demand deposit number (“Settlement Account”)		Transit/AHA number

BUYCOMP, L.L.C.
d/b/a BUYCOMP.COM		CHASE MERCHANT SERVICES, L.L.C.
(“CUSTOMER”)		(“CMS”)

By:	/s/ Murray Williams	By:	/s/ Diane T. Vogt

Name:	Murray Williams	Name:	Diane T. Vogt
Chief Executive Officer
Title:	Director of Finance	Title:	Chase Merchant Services, LLC

Date:	7/31/98	Date:	9/3/98

FIRST FINANCIAL BANK

By:	/s/ Patrick H. Volpe

Name:	Patrick H. Volpe
Asst. Vice President

Title:	First Financial Bank

Date:	8/6/98

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

ATTACHMENT 1 TO SCHEDULE A

APRIL 1998

Visa Interchange Fees

CPS Retail 1	[	***]
CPS Card Not Present	[	***]
CPS Retail 2	[	***]
CPS Retail Key Entered Commercial Card (Non T&E)	[	***]
Electronic Interchange Reimbursement Fee (EIRF)	[	***]
Standard	[	***]

Visa Assessment Fee

(based on gross sales volume)

[***]

MasterCard Interchange Fees

MERIT III	[	***]
MERIT I	[	***]
Foreign Electronic (Non U.S. Location)	[	***]
Foreign Electronic (U.S. Location)	[	***]
Foreign Standard (Non U.S. Location)	[	***]
Foreign Standard (U.S. Location)	[	***]
Standard	[	***]

MasterCard Assessment Fee

(based on gross sales volume)

[***]

Summary of Visa Interchange Requirements

CPS Retail 1

•	Zero Floor Limit with a single authorization/settlement for each transaction

•	Read and transmit entire magnetic stripe data in authorization record

•	Deposit and clear through Visa within 2 days

•	Transaction must be face to face with the card present and signature obtained

•	Enriched data in authorization and settlement records

•	Purchase date must be within 1 day of authorization date

•	Authorization and clearing MCC must match

•	Terminal at the point of sale must be, under normal operating conditions, capable of electronically reading and transmitting the entire contents of the stripe

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ATTACHMENT II TO SCHEDULE A

Other Card Services

This Attachment II to Schedule A supplements the Merchant Bankcard Agreement (the “Agreement) to which it is attached and sets forth the terms applicable to CMS’ provision of the specified services for the Card transactions issued by the entities set forth below:

(Select as applicable)

American Express	X	JCB	X
Diners Club	X	Discover (“Novus”)	X

The Card issuing entities selected above are collectively referred to as (“Issuer”) unless otherwise specified in this Attachment II.

The following sets forth the annual volume for each Issuer Card:

American Express:	JCB:
Diners Club:	Novus:

1. FEES:

	Authorization (Per transaction)	Auth./Processing (Per Transaction)
American Express:	$____ or ___% of face amount of tran.	$[***] or ___% of face amount of tran.
Diners Club:	$____ or ___% of face amount of tran.	$[***] or ___% of face amount of tran.
JCB:	$____ or ___% of face amount of tran.	$[***] or ___% of face amount of tran.
Novus:	$____ or ___% of face amount of tran.	$[***] or ___% of face amount of tran.

Settlement Services (Per transaction)
Diners:	[***] % of face amount tran.
JCB:	[***] % of face amount tran.

2. GENERAL: Customer understands and acknowledges that CMS’ sole responsibility with respect to ISSUER Card transactions shall be to provide the services specified in this Attachment.

In the event Customer has a separate Issuer Agreement with a respective Issuer, all Chargeback and financial obligations including but not limited to fees and issues related thereto shall be governed by the terms of such Issuer Agreement. Notwithstanding the foregoing, in the event CMS is providing settlement services for Diners Club and/or JCB transactions, CMS shall be responsible for providing such services pursuant to the terms of the Agreement. Customer shall comply with all terms and conditions of the Issuer Agreement and the applicable rules, regulations, interpretations and other requirements of the respective Issuer and shall not seek authorization for or submit for processing or settlement hereunder any Issuer Card transactions at anytime when Customer does not have in effect a valid Issuer Agreement with such Issuer. Customer agrees to notify CMS immediately upon the termination of any Issuer Agreement to which it is a party. Upon such termination, CMS shall have no further obligations hereunder to provide any services to Customer with respect to any transactions involving such Issuer Cards.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

In the event Customer does not have a separate Issuer Agreement with a respective Issuer, the Issuer Card services to be provided hereunder shall be in accordance with the terms of the Agreement and this Attachment.

3. ISSUER CONSENTS:

Customer shall be responsible for obtaining any operational consents required of Issuer to comply with procedures or practices contemplated by both Customer and CMS under this Agreement.

4. AUTHORIZATION SERVICES ONLY:

In the event CMS is providing authorization services for Issuer Card transactions as specified herein, Customer shall seek such authorization from CMS pursuant to the applicable Issuer Agreement or in the absence thereof, the applicable section of the Agreement. Unless CMS is providing processing services for Issuer Card transactions as specified in this Attachment, Customer shall be responsible for processing and submitting directly to the applicable Issuer for settlement of such Card transactions.

5. PROCESSING AND SUBMISSION TO ISSUERS:

In the event CMS is providing processing services for Issuer Card transactions as specified herein, Customer shall submit to CMS for processing all of Customer’s Issuer Card transactions and CMS shall process such transactions and transmit them electronically to the applicable Issuer with a summary of such Card transactions.

6. SETTLEMENT SERVICES:

In the event CMS is providing settlement services for Diners Club and/or JCB transactions as specified herein, all provisions of the Agreement shall apply to Customer’s Diners Club and/or JCB transactions. Following receipt of applicable settlement funds from Diners Club and/or JCB, CMS will initiate a transfer of settlement funds pursuant to the terms set forth in the Agreement and applicable Schedules and/or Attachments.

(a)	Diners Club. If settlement services are provided for Diners Club (“Diners”) transactions:

(i)	Customer shall retain Diners sales drafts and Diners credit vouchers for a period of at least 90 days from the date of the Diners transaction, and Customer shall retain microfilm or legible copies of Diners sales drafts and Diners credit vouchers for a period of at least seven years following the date of transaction.

(ii)	Customer shall not accept a Card embossed “for local use only” outside the territory in which it was issued; and

(iii)	Customer shall not accept an Amoco co-branded Card unless Customer has a specific contractual agreement authorizing Customer to do so.

(b)	JCB. If settlement services are provided by CMS for JCB transactions:

(i)	Customer shall retain original JCB sales drafts and JCB credit vouchers for a period of at least 120 days from the date of the JCB Card transaction and Customer shall retain microfilm or legible copies of JCB sales drafts and JCB credit vouchers for a period of at least three years following the date of the transaction.

(ii)	For purposes of CMS’ Chargeback liability with respect to JCB transactions, an authorization obtained on a transaction does not override any Chargeback reason which may apply to the item.

(iii)	If Customer processes JCB Card transaction data electronically, Customer’s account number must be included in the JCB Card transaction data transmitted to CMS, in addition to the other information required by the Agreement to be included in each sales draft or credit voucher.

2

(iv)	The procedures and requirements contained in the applicable Attachments if Customer is a lodging merchant and accepts JCB Cards to reserve accommodations, subject to the right of JCB Cardholders to cancel reservations at resort establishments until 4:00 p.m. on the scheduled arrival date, notwithstanding any earlier deadline established for Visa and MasterCard Cardholders.

(v)	By contracting for JCB settlement services, Customer authorizes JCB to publish its name, address and telephone number in JCB solicitation materials.

CMS does not warrant or bear responsibility for the performance of any Issuer in any way.

BUYCOMP, L.L.C.		CHASE MERCHANT SERVICES, L.L.C.
d/b/a BUYCOMP.COM		(“CMS”)
(“Customer”)

By:	/s/ Amy S. Baker	By:

Name:	Amy S. Baker	Name:	Diane T. Vogt

Title:	Controller	Title:	Chief Executive Officer

Date:	03/28/00	Date:

FIRST FINANCIAL BANK (“Bank”)

By:

Title:

Name:

Date:

3

AMENDMENT TO MERCHANT SERVICES BANKCARD AGREEMENT

This Amendment is to the Merchant Services Bankcard Agreement executed on or about August 6, 1998, entered into by and among Buy.com Inc., formerly known as Buycomp LLC (“CUSTOMER”), The Chase Manhattan Bank, a New York state chartered bank, as successor to First Financial Bank (‘BANK”), and Chase Merchant Services, L.L.C. (“CMS”), CMS and BANK are collectively referred to as the “SERVICERS”. Except as specifically amended or waived below, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

1.	Section 21.2. Term of Agreement

The term of the Agreement shall be extended for three (3) years beginning on January 1, 2002 and continuing through January 1, 2005. Unless sooner terminated or expired, this Agreement shall continue in full force thereafter for successive one-year terms until terminated in writing by CUSTOMER or SERVICERS, by written notice given to the other party not less than (60) sixty days prior to the then current expiration date.

2.	Schedule A. Processing Rates

See attached Schedule A.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers, which shall not become binding upon SERVICERS until signed by SERVICERS.

Buy.com Inc.		The Chase Manhattan Bank
(“CUSTOMER”)		(“BANK”)

By:	/s/ Robert R. Price	By:

Name:	Robert R. Price	Name:

Title:	President, CFO	Title:

Date:	01/15/2002	Date:

Chase Merchant Services, L.L.C.
(“CMS”)

By:

Name:

Title:

Date:

Schedule A

1.	Bankcard Fees:

(a)	The Bankcard Service Fee of [***] per Visa and [***] per MasterCard will be charged daily and is based on:

(i)	an average ticket of $180.00; and

(ii)	an annual bankcard volume of $450 MM; and

(iii)	each of Customer’s transactions qualifying for Visa [***] and MasterCard [***] interchange levels.

(b)	The interchange fees, assessments and qualifying criteria set forth in Attachment I annexed hereto may be changed from time to time as mandated by the Associations.

2.	Bankcard Authorization Capture Fees:

The following chart sets forth the authorization and capture fees to be charged on a daily basis to Customer;

	Authorization (Per transaction)	Data Capture (Per transaction)	Data Auth./Capture (Per transaction)
Mastercard	[***]	[***]	[***]
Visa	[***]	[***]	[***]

The Authorization fee set forth above includes the additional fee to be charged for Customer’s use of Servicers’ Multi-trans system. The above fee is based on a disconnect timer setting of [***] seconds.

3.	Fees for Services:

Leased Line:	Servicers will provide a leased line connection from its data center to Customer’s data center for a one time installation fee of [***], per leased line; and will provide modems at [***] additionally, monthly line charges will be [***].

Voice
Authorization:	The following fees will be charged for voice authorization services: VRU: [***] per authorization; Voice/VRU: [***] per authorization.

Chargeback
Processing:	An excessive Chargeback handling fee will be charged in addition to any fee or fine imposed by Visa or MasterCard. In the event the Chargeback percentage of sales exceeds [***] annually, Customer will be billed a Chargeback Processing Fee of [***], per Chargeback that exceeds the [***] level. Customer will be charged a fee of [***] per Chargeback.

Monthly On-Line:	A monthly on-line fee of [***] will be charged.

Funding Fee:	A funding fee of [***] will be charged to Customer.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2

Implementation
Fee:	A one-time implementation fee of [***] will be charged. A [***] rush fee will be charged for each location to be implemented within a 72 hour timeframe.

Authorization
Recycle Fee:	A recycle authorization fee of [***] will be charged for each authorization request which must be re-submitted for approval.

Monthly Minimum
Processing Fee:	In the event Customer processes less than [***] in any calendar month, Servicers will charge Customer a monthly minimum processing fee of [***].

Financial
Activity Report:	Servicers will provide Customer with a financial activity report (“FARS”) file in accordance with Customer’s settlement cycle at a charge of [***] per month.

Cash
Management:	Servicers will provide Customer with a Cash Management file on a daily basis at a charge of [***] per month.

IC Verify:	Customer will be charged a software fee of [***] per diskette and a charge of [***] per magnetic stripe reader.

Non-Qualification
Fee:	If Customer’s MasterCard & Visa transaction(s) fail to qualify for the interchange levels contemplated in the rates set forth in this Agreement, Customer will be billed for the difference between the rate set forth and the higher rate, plus an additional fee of [***] for said non-qualified transactions.

The fees set forth in this Section 3 may be adjusted without notice to reflect increases or decreases in applicable sales or telecommunication taxes as levied by federal, state or local authorities.

4.	Additional Services:

It is understood and agreed that Bank shall have no liability whatsoever regarding the processing, authorization or any other service provided by CMS in connection with cards bearing the servicemark of organizations other than the Visa or MasterCard associations.

The additional services to be provided by CMS hereunder shall be in accordance with the terms set forth in the Attachments annexed hereto.

Attachment I	Interchange Fees and Criteria
Attachment II	Other Card Services

5.	Payment Plan

Payment Method is:	Bankwire ☐	ACH ☒

All payments to Customer for purchases by CMS and Bank of valid Debt shall be by Fedwire (bankwire) or through the Automated Clearing House (ACH) and shall normally be electronically transmitted directly to the demand deposit account indicated below, or any successor account designated to receive provisional finding of Customer’s

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3

Card sales pursuant to the Bankcard Agreement (“Settlement Account”). Neither Bank nor CMS can guarantee the timeliness with which any payment may be credited by Customer’s depository institution (“Depository”).

Customer hereby authorizes Bank and CMS to access information from the Settlement Account and to initiate credit and/or debit entries by Fedwire (bankwire) or ACH transfer and to authorize Depository to block or to initiate, if necessary, reversing entries and adjustments for any original entries made to the Settlement Account and to authorize Depository to provide such access and to credit and/or debit or to block the same to such account. This authorization is without respect to the source of any funds in the Settlement Account, is irrevocable and coupled with an interest. This authority extends to any equipment rental or purchase agreements which may exist between CMS and Customer as well as to any fees and assessments and Chargeback amounts of whatever kind or nature due to CMS and Bank under the Bankcard Agreement. This authority is to remain in full force and effect at all times unless and until CMS and Bank have consented to its termination in such time and in such manner as to afford CMS and Bank and Depository a reasonable opportunity to act on it. In addition, Customer understands and agrees that CMS shall charge Customer [***] for each ACH which cannot be processed, and all subsequent funding may be suspended until Customer either (i) notifies CMS that ACHs can be processed; or (ii) a new Electronic Funding Agreement is signed by Customer. In order to insure transactions are properly handled, a copy of a blank, voided check must be attached. Customer’s bank must be able to process or accept electronic transfers either via ACH and/or Fedwire (bankwire) which transfers are processed utilizing the Federal Reserve System.

Name of bank		Address of bank

Demand deposit number (“Settlement Account”)		Transit/ABA number

BUY.COM, INC (“CUSTOMER”)		CHASE MERCHANT SERVICES, L.L.C. (“CMS”)

By:	/s/ Robert R. Price	By:

Title:	President, CFO	Title:

Date:	1/15/02	Date:

CHASE MANHATTAN BANK
(“BANK”)

By:

Title:

Date:

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4

OCTOBER 2001

ASSOCIATION INTERCHANGE

COMPLIANCE

The enclosed information is a compilation of documents received from the Visa® and MasterCard® Associations. This summary is presented for the convenience of the reader and should not be used as a substitute for reference to the actual association releases, rules, and other official documents whenever necessary. This document should not be used for coding its intent is for business purposes only. This document is for internal use only and should not be distributed outside of FDMS.

October 2001 Association Interchange Compliance – September 17, 2001	1

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

VISA INTERCHANGE COMPLIANCE

CPS RETAIL RATE = [***]

QUALIFICATIONS (PLAN CODE = 023)	DOWNGRADE REASONS
• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

• Valid Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• Card Present (Swiped)	• If key-entered ... CPS Retail Key Entry or EIRF • (CPS Retail 2 if Emerging Mtkt)

• Pull Track I or II	• Partial Track Data ... EIRF

• 1 day between Transaction date and Authorization date	• Exceeds 1 day … EIRF

• Commercial Cd Non-T&E require Sales Tax and/or Customer Code	• If no Level II data … Commercial Card Elec or Stnd

CPS RETAIL 2 RATE = [***] (Emerging Markets Only)

QUALIFICATIONS (PLAN CODE = 038)	DOWNGRADE REASONS
• 3 day Settlement	• Otherwise … Standard

• Valid Electronic Authorization	• No authorization … Standard

• Valid Code/Tran ID must be present	• If missing … EIRF

• 1 day between Transaction date and Authorization date	• Exceeds 1 day … EIRF

• Must be Emerging Market MCC Code*	• Not Emerging MCC … EIRF

• Commercial Cd Non-T&E require Sales Tax and/or Customer Code	• If no Level II data .. Commercial Card Elec or Stnd

* Eligible MCCs: 9211, 9222, 9399, 8211, 8220, 8299, 4900, 5960, 6300 and 4899

Note: MCC 5960 requires CPS/CNP qualification

CPS RETAIL KEY ENTRY = [***] (Retail/T&E MCCs Only)

QUALIFICATIONS (PLAN CODE = 037)	DOWNGRADE REASONS
• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

• Valid Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• 1 day between Transaction date and Authorization date	• Exceeds 1 day … EIRF

• AVS indicator with full Zip Match (Y,X,Z,W), Retry Response (R), Unavailable (U,S) or any of the New International AVS responses (B,C,D,G,I,M,P) (Commercial Cards do not require AVS to qualify)	• If missing or invalid response … EIRF

• Card Present indicator 71 as POS Condition Code	• If missing … EIRF

• Not MOTO or Electronic Commerce	• If MOTO or Electronic Commerce … EIRF

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	2

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Commercial Cd Non-T&E requires Sales Tax and/or Customer Code	• If no Level II data … Commercial Card Elec or Stnd

(Can qualify for CPS Retail 2 if Emerging Market MCC: 9211, 9222, 9399, 8211, 8220, 8299, 4900, 5960, 6300 and 4899)

(MCC 5542 Fuel Dispenser, 5960, 5962-5969 Direct Marketing along with Quasi Cash and CAT transactions do not qualify)

CPS RETAIL CHECK CARD RATE = [***]

QUALIFICATIONS (PLAN CODE = 217)	DOWNGRADE REASONS
• Same as CPS Retail above
• Auth & Settlement amount match	• If no match … higher rate of CPS Retail or Check Card
• Merchant name and Location must be in the Auth Request	• If not included … CPS Retail

CPS CARD NOT PRESENT RATE = [***]

QUALIFICATIONS (PLAN CODE = 034)	DOWNGRADE REASONS
• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard
• Original Electronic Authorization	• No authorization … Standard
• Validation Code/ Tran ID must be present	• If missing … EIRF
• AVS indicator (AVS Result Code is irrelevant)*	• If missing … EIRF
• 7 day Auth to Settlement	• More than 7 days … EIRF
• Auth & Settlement amount match	• If no match … EIRF
• Merchant Order # in Settlement	• If missing … EIRF
• Card Not Present Indicator 08 as POS Condition Code	• If missing … EIRF
• Customer Service Phone # in City Field**	• If missing … EIRF
• Commercial Cd Non-T&E require Sales Tax and Customer Code	• If no Level II data … Commercial Card Elec or Stnd

*       AVS not required for Corporate or Purchasing card also not required for Healthcare and Recurring other than initial billing if time between payments is less than one year.

**     Recurring Indicator = 2 with MCC 4812, 4814, 4899, 4900, 5960, 5968, 6300, 7298, 7997, 8675, 8699 may also include their URL, e-mail address OR customer service phone # in the City Field.

NOTE: Can qualify for CPS Retail 2 if Emerging Market MCC: 9211, 9222, 9399, 8211, 8220, 8299, 4900, 5960, 6300 and 4899

CPS ELECTRONIC COMMERCE (BASIC) = [***]

QUALIFICATIONS (PLAN CODE = 077)	DOWNGRADE REASONS
• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard
• Original Electronic Authorization	• No authorization … Standard
• Validation Code/Tran ID must be present	• If missing … EIRF

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	3

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• AVS indicator (AVS Result Code irrelevant)*	• If missing …EIRF
• 7 day Auth to Settlement	• More than 7 days … EIRF
• Auth & Settlement amount match	• If no match … EIRF
• E-Commerce Indicator of 5, 6 or 7	• If missing … EIRF
• Merchant Order # in Settlement	• If missing … EIRF
• E-Commerce Indicator 59 as POS Condition Code	• If missing … EIRF
• Customer Svc Phone #, URL or E-Mail Address in City Field	• If missing … EIRF
• Commercial Cd Non-T&E require Sales Tax and Customer Code	• If no Level II data … Commercial Card Elec or Stnd
* AVS not required for Corporate or Purchasing card or Emerging Market MCCs 9211, 9222, 9399, 8211, 8220, 8299, 4900, 5960, 6300 and 4899

CPS ELECTRONIC COMMERCE (PREFERRED) = [***]

QUALIFICATIONS (PLAN CODE = 078)	DOWNGRADE REASONS
• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard
• Original Electronic Authorization	• No authorization … Standard
• Validation Code/Tran ID must be present	• If missing … EIRF
• AVS Suggested for Non 3D Secured Transactions	• If present … CPS/E-Commerce Basic … Otherwise … EIRF
• 7 day Auth to Settlement	• More than 7 days … EIRF
• Auth & Settlement amount match	• If no match … EIRF
• E-Commerce Indicator of “5” (Secured E-Commerce Transaction)	• If missing … EIRF … if 6 or 7 with AVS … CPS/E-Commerce Basic … Otherwise … EIRF
• XID (Transaction Identifier) and CAVV (C/H Authentication Verification Value)	• If missing but AVS is included … CPS/E-Commerce Basic … Otherwise … EIRF
• Merchant Order # in Settlement	• If missing … EIRF
• E-Commerce Indicator 59 as POS Condition Code	• If missing … EIRF
• Customer Svc Phone #, URL or E-Mail Address in City Field	• If missing … EIRF
• Commercial Cd Non-T&E require Sales Tax and Customer Code	If no Level II data … Commercial Card Elec or Stnd

CPS ACCOUNT FUNDING = [***]

QUALIFICATIONS (PLAN CODE = 079)	DOWNGRADE REASONS
• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard
• Original Electronic Authorization	• No authorization … Standard
• Validation Code/ Tran ID must be present	• If missing … EIRF
• AVS indicator (Zip and Full Address match required)*	• If missing … EIRF
• CVV2 required (M, P, U response required)	• If missing … EIRF
• 1 day Auth to Settlement	• More than 1 day … EIRF

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	4

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Auth & Settlement amount match	• If no match … EIRF

• E-Commerce Indicator of 5, 6 or 7	• If missing … EIRF

• Customer Svc Phone #, URL or E-Mail Address in City Field	• If missing … EIRF

• Commercial Cd Non-T&E require Customer Code only (Not Sales Tax)	• If no Customer Code … Commercial Card Elec or Stnd

* AVS not required for Corporate or Purchasing card, however if performed response code must be of Zip and Full Address Match

CPS SUPERMARKET RATE = [***]

QUALIFICATIONS (PLAN CODE = 021)	DOWNGRADE REASONS

• Same as CPS Retail above

• MCC code must be 5411	• If not MCC 5411 … EIRF

CPS SUPERMARKET CHECK CARD RATE = [***]

QUALIFICATIONS (PLAN CODE = 026)	DOWNGRADE REASONS

• Same as CPS Supermarket

• Auth & Settlement amount match	• If no match … higher rate of CPS Supermarket or Check Card

• MCC code must be 5411	• Incorrect MCC Code … EIRF

• Commercial Cd Non-T&E require Sales Tax and Customer Code	• If no Level II data … Commercial Card Elec or Stnd

EXPRESS PAYMENT SERVICE = [***]

QUALIFICATIONS (PLAN CODE = 022)	DOWNGRADE REASONS

• 3 day Settlement	• Not within 3 days … Standard

• Valid Authorization (trans over amount limit)	• No authorization … Standard

• Card Present (Swiped)	• If key-entered … CPS Retail Key Entry or EIRF

• Full Track I or II	• Partial Track Data … EIRF

• 1 day between Transaction date and Authorization date	• Exceeds 1 day … EIRF

• Transaction Amount Limit $25.00 for Fast Food and Movie Theaters Transaction Amount Limit $75.00 for Parking Lots	• Exceeds Amount … EIRF or Standard

• Must be Fast Food MCC 5812 & 5814, Movie Theater MCC 7832 or Parking Lot MCC 7523	• Incorrect MCC code … EIRF

CPS HOTEL CARD PRESENT RATE = [***]

QUALIFICATIONS (PLAN CODE = 030)	DOWNGRADE REASONS

• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

• Original Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	5

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Card Present (Swiped)	• If key-entered … CPS Hotel CNP or EIRF

• Full Track I or II	• Partial Track Data … EIRF

• 15% Transaction tolerance (Tolerance relates Auth related Chargeback Protection)	• If exceeds tolerance … EIRF

• Folio # & Check-in date	• Missing or different … EIRF

CPS HOTEL CARD NOT PRESENT RATE = [***]

QUALIFICATIONS (PLAN CODE = 029)	DOWNGRADE REASONS

• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

• Original Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• 15% Transaction tolerance (Tolerance refers to Auth related C/B Protection))	• If exceeds tolerance … EIRF

• Preferred Customer indicator	• If missing … EIRF

• Folio # & Check-in date	• Missing or different … EIRF

CPS AUTO RENTAL CARD PRESENT RATE = [***]

QUALIFICATIONS (PLAN CODE = 032)	DOWNGRADE REASONS

• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

• Original Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• Card Present (Swiped)	• If key-entered … CPS Auto CNP or EIRF

• Full Track I or II	• Partial Track Data … EIRF

• 15% Transaction tolerance (Tolerance relates Auth related Chargeback Protection)	• If exceeds tolerance … EIRF

• Rtl Agreement # & Check-out date	• Missing or different … EIRF

CPS AUTO RENTAL CARD NOT PRESENT RATE = [***]

QUALIFICATIONS (PLAN CODE = 031)	DOWNGRADE REASONS

• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

• Original Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• Preferred Customer indicator	• If missing … EIRF

• 15% Transaction tolerance (Tolerance relates Auth related Chargeback Protection)	• If exceeds tolerance … EIRF

• Rtl Agreement # & Check-out date	• Missing or different … EIRF

CPS AUTOMATED FUEL DISPENSER RATE = [***]

QUALIFICATIONS (PLAN CODE = 035)	DOWNGRADE REASONS

• 2 day Settlement	• Within 3 days … EIRF … Otherwise … Standard

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	6

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Original Electronic Authorization ($1.00 Status Check)	• No authorization… Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• Card Present (Swiped)	• If key-entered … EIRF

• Full Track I or II	• Partial Track Data … EIRF

• 1 day between Transaction date and Authorization date	• Exceeds 1 day … EIRF

• $75 Transaction Maximum	• If amount exceeds $75 … EIRF

• MCC code must be 5542	• Incorrect MCC code … EIRF

• Must contain CAT Level indicator of “3” for Fuel Dispenser	• Missing or invalid indicator … EIRF

CPS PASSENGER TRANSPORT RATE = [***]

QUALIFICATIONS (PLAN CODE = 027)	DOWNGRADE REASONS

• 8 day Settlement	• Within 9 days … Standard

• Valid Electronic Authorization	• No authorization … Standard

• Validation Code/ Tran ID must be present	• If missing … EIRF

• 1 day between Transaction date and Authorization date	• Exceeds 1 day … Standard

• Ticket #, Sequence # and Count	• Missing or different … Standard

• Itinerary Information	• Missing or different … Standard

ELECTRONIC INTERCHANGE REIMBURSEMENT FEE (EIRF) = [***]

QUALIFICATIONS (PLAN CODE = 080)	DOWNGRADE REASONS

• 3 day Settlement	• Not within 3 days … Standard

• Original Authorization	• Missing or different … Standard

SIGNATURE CARD ELECTRONIC RATE = [***]

SIGNATURE CARD STANDARD = [***] QUALIFICATIONS	DOWNGRADE REASONS

(PLAN CODE = 114 (Electronic))

(PLAN CODE = 110 (Standard))

• T&E MCC Code Merchant	• If not refer to appropriate CPS Interchange Rate section

• CPS Qualification	• If not CPS Qualified … Signature Card Standard

• Must be a Signature Card	• If not refer to appropriate CPS Interchange Rate section

GSA PURCHASE CARD LARGE TICKET = [***]

QUALIFICATIONS (PLAN CODE = 120)	DOWNGRADE REASONS

• GSA Purchasing Card BIN 471600-471699 or 448600-448699	• If not GSA BIN Range … refer to appropriate CPS Section

• Non Travel Service Merchant	• If not Non-T&E MCC … refer to appropriate CPS Section

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	7

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Transaction Amount Greater than $5,000	• If not greater than $5,000 refer to appropriate CPS Section

• Purchasing Card Level II/III	• If no Level II/III … Commercial Card Elec or Stnd

• CPS Qualification Required	• If not CPS Qualified … EIRF

U.S. PURCHASING CARD COMMERCIAL EMERGING MARKET LARGE-TICKET FEE PROGRAM = [***] (Pilot Program Only)

QUALIFICATIONS (PLAN CODE = 118)	DOWNGRADE REASONS

• CPS Qualification required w/8 Day Settlement	• If not CPS w/8 Day Settlement … EIRF

• Purchasing Card Level II/III	• If no Level II/III data … Commercial Card Elec or Stnd

• Must be Business to Business MCC	• If not Non-T&E MCC … Commercial Card Elec or Stnd

• Not be GSA Purchasing Card BIN 471600-471699 or 448600-448699	• If GSA BIN Range … refer to GSA Purchase Card Large Ticket Section

T&E COMMERCIAL CARD ELECTRONIC RATE = [***]

T&E COMMERCIAL CARD STANDARD = [***]

QUALIFICATIONS	DOWNGRADE REASONS

(PLAN CODE = 082 (Electronic))

(PLAN CODE = 083 (Standard))

• T&E MCC	• If not, refer to Non-T&E Commercial Card

• CPS Qualification	• If not CPS Qualified … Commercial Card Standard

NON-T&E COMMERCIAL CARD = ELECTRONIC = [***]

STANDARD = [***]

QUALIFICATIONS	DOWNGRADE REASON

(PLAN CODE = 113 (Electronic))

(PLAN CODE = 109 (Standard))

• Non-T&E MCC Code Merchant	• If not, refer to T&E Commercial Card Qualifications

• CPS Qualification	• If not CPS Qualified … Commercial Card Standard

• Must be a Commercial Card without Additional Data (Sales Tax and/or Sales Tax and Customer Code)	• If not Commercial Cd or has Additional Data refer to CPS interchange structure

VISA STANDARD RATE = [***]

QUALIFICATIONS (PLAN CODE = 017)	DOWNGRADE REASON

• 30 day Settlement	• No downgrade from Standard

• Must be a Consumer Card

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	8

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

INTERNATIONAL COMMERCIAL CARD

Electronic (US Location)	• See Custom Payment Service (CPS) Qualifications Domestic Interchange Applies

Standard (US Location)	• See Custom Payment Service (CPS) Qualifications Domestic Interchange Applies

Electronic (Non US Location) Rate = [***]

Standard (Non US Location) Rate = [***]

QUALIFICATIONS	DOWNGRADE REASONS

• 5 day Settlement	• After 5 days … International Standard

• Original Authorization	• Missing or different … International Standard

• Card Present (Swiped)	• If key-entered … International Standard

INTERNATIONAL CONSUMER CARD

Electronic (US Location)	• See Custom Payment Service (CPS) Qualifications Domestic Interchange Applies

Standard (US Location)	• See Custom Payment Service (CPS) Qualifications Domestic Interchange Applies

Corporate/Purchasing (Non US Location) Rate = [***]

QUALIFICATIONS	DOWNGRADE REASON

• 5 day Settlement	• No Downgrade from Corporate/Purchasing this is considered Corporate/Purchasing Standard

• Original Authorization

• Card Present (Swiped)

INTER-REGIONAL ISSUER CHIP (Non US Location) = [***]

INTRA-REGIONAL ISSUER CHIP (LAC Region) = [***]

QUALIFICATIONS (PLAN CODE = N/A)	DOWNGRADE REASONS

• 5 day Settlement	• After 5 days … International Standard

• Original Authorization	• Missing or different … International Standard

• Card Present (Swiped)	• If key-entered … International Standard

• Must be a card from a qualified chip card issuer program	• If not chip issuer’s card … International Electronic

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	9

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

MASTERCARD INTERCHANGE COMPLIANCE

MERIT III RATE = [***]
QUALIFICATIONS (PLAN CODE = 009)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard

• Valid Authorization	• No authorization … Standard

• Card Present (Swiped)	• If key-entered … Key Entry

• Full Track I or II	• Partial Track Data … Merit I

• 10% Transaction tolerance (25% for Restaurant, Bars, Barbers and Beauty Salons)	• If exceeds tolerance … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

** Hotels, Car Rental Agencies and Cruise Lines are exempt from a transaction amount tolerance

MERIT I RATE = [***]
QUALIFICATIONS (PLAN CODE = 011)	DOWNGRADE REASONS

• 3 day Settlement	• Exceeds 3 days … Standard Airlines 9 days … Standard

• Valid Authorization	• No authorization … Standard

• 10% Transaction tolerance (25% for Restaurant, Bars, Barbers and Beauty Salons)	• If exceeds tolerance … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

**     Hotels, Car Rental Agencies (identified by MCC), Cruise Lines and Non-Face-to-Face transactions are exempt from a transaction amount tolerance and timeliness edits. Automated Fuel Dispensers, Airlines and MOTO (all identified by MCC) are also exempt from a transaction amount edit.

MASTERCARD KEY ENTERED RATE = [***]

QUALIFICATIONS (PLAN CODE = 081)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard

• Valid Authorization	• No authorization … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

• MCC code must be other than Direct Marketing, Tax Preparation, Quasi Cash, Automated Fuel Dispensing, Travel Agent, T&E Airline, Hotel, Car Rental or Services MCCs	• If incorrect MCC code … Merit I

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	10

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

MASTERCARD SERVICE INDUSTRY (SIIP) INCENTIVE = [***]

QUALIFICATIONS (PLAN CODE = 066)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard

• Valid Authorization	• No authorization … Standard

• 10% Transaction tolerance	• If exceeds tolerance … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

• Must be MCC of Utility, Insurance, Cable, or Telecommunications	• Not proper MCC … Merit I

• Recurring Payment indicator in Auth and Settlement	• No Recurring Payment Indicator … Merit I

• Recurring Merchant Identifier in Merchant Description field (3 digits (RXX) assigned by MasterCard at registration)	• No Recurring Merchant Identifier … Merit I

• Must be Consumer Card	• If not Consumer refer to Corporate Interchange

MASTERCARD TRAVEL INDUSTRIES PREMIER SERVICE = [***]

QUALIFICATIONS	DOWNGRADE REASONS

(PLAN CODE = 050 (Lodging))

(PLAN CODE = 051 (Car Rental))

(PLAN CODE = 052 (Cruise Lines))

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard

• Valid Authorization	• No authorization … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

• Non Generic T&E MCC Code* (With the exception of Cruise Lines MCC 4411)	• Non-registered or Generic MCC Code … Merit I

• Authorization request must contain “P” indicating authorization requested as premier	• If Premier indicator not present … Merit I

* MCC must be registered for TIPS

PASSENGER TRANSPORT RATE = [***]

QUALIFICATIONS (PLAN CODE = 013)	DOWNGRADE REASONS

• 9 day Settlement	• Exceeds 9 days … Standard

• Valid Authorization	• No authorization … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	11

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

•      Auth & Settlement MCC must match except for these combinations:

Misc. Airlines MCC 4511 & Specific Airline

MCC 3000-3350

Travel Agent MCC 4722 & Misc. Airline MCC 4511

Travel Agent MCC 4722 & Specific Airline

MCC 3000-3350

Travel Agent MCC 4722 & Passenger Railway MCC 4112

• No MCC match... Standard

** No Timeliness, Magnet Stripe or Amount Edits apply to this interchange level

MASTERCARD SUPERMARKET RATE = [***]

QUALIFICATIONS (PLAN CODE = 017)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard

• Valid Authorization	• No authorization … Standard

• Card Present (Swiped)	• If key-entered … Key Entered

• Full Track I or II	• Partial Track Data … Merit I

• 10% Transaction tolerance	• If exceeds tolerance … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

• Must transmit MCC 5411	• Incorrect MCC … Merit III

• Supermarket indicator	• Missing indicator … Merit III

MASTERCARD WAREHOUSE RATE = [***]

QUALIFICATIONS (PLAN CODE = 118)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard

• Valid Authorization	• No authorization … Standard

• Card Present (Swiped)	• If key-entered … Key Entered

• Full Track I or II	• Partial Track Data … Merit I

• 10% Transaction tolerance	• If exceeds tolerance … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth & Settlement MCC must match	• No MCC match … Standard

• Must transmit MCC 5300	• Incorrect MCC … Merit I

• Warehouse indicator	• Missing indicator … Merit III

MASTERCARD QUICK PAYMENT SERVICE = [***]

QUALIFICATIONS (PLAN CODE = 011)	DOWNGRADE REASONS

• 3 day Settlement	• Exceeds 3 days … Standard

• Card Present (Swiped)	• If key-entered … Merit I

• Valid Authorization (trans over amount limit)	• No authorization … Standard

• 10% Transaction tolerance (trans over amount limit)	• If exceeds tolerance … Standard

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	12

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Banknet Reference# in Settlement (trans over amount limit)	• Missing Ref# … Standard
• Banknet Authorization Date (trans over amount limit)	• Missing Auth Date … Standard
• Auth & Settlement MCC must match (for trans over amount limit)	• No MCC match … Standard
• Must transmit Fast Food MCC 5812 or 5814, Movie Theater MCC 7832 or Parking Lot MCC 7523	• Incorrect MCC … Merit I
• Transaction Amount Limit of Fast Food Restaurants $25.00, Movie Theaters $35.00 and Parking Lots $50.00	• Exceeds Tran Amount … Merit I
• QPS Indicator	• Missing indicator … Merit I

CONVENIENCE PURCHASES RATE = [***]

QUALIFICATIONS (PLAN CODE = 028)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Merit I … otherwise … Standard
• Card Present (Swiped) (Not required for Transponder trans)	• If key-entered or missing transponder … Key Entered
• Valid Authorization	• No authorization … Standard
• Full Track I or II	• Partial Track Data … Merit I
• Banknet Reference# in Settlement	• Missing Ref# … Standard
• Banknet Authorization Date	• Missing Auth date … Standard
• Auth & Settlement MCC must match	• No MCC match … Standard
• 10% Transaction tolerance on transactions greater than $10 from MCCs 5499 or 7832	• If exceeds tolerance … Standard
• 25% Transaction tolerance on transactions greater than $25 from MCC 5814	• If exceeds tolerance … Standard

**     MCC 5541 and 5542 are exempt from a transaction amount tolerance

**     MCC 5499 or 7832 are exempt from a transaction amount tolerance if trans is less than or equal to $10.00

**     MCC 5814 is exempt from a transaction amount tolerance if trans is less than or equal to $25.00

MASTERCARD STANDARD RATE = [***]

QUALIFICATIONS (PLAN CODE = 003)	DOWNGRADE REASONS

• 30 day Settlement	• No downgrade from Standard
• Must be a Consumer Card

INTERNATIONAL ELECTRONIC INTERCHANGE = (IEI) [***]
STANDARD (ISI) = [***]
(US Location)
(PLAN CODE = 005 (IEI))
(PLAN CODE = 006 (ISI))

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	13

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

INTERNATIONAL ELECTRONIC INTERCHANGE = (IEI) = [***]
STANDARD (ISI) = [***]
(Non US Location)
(PLAN CODE = 035 (IEI))
(PLAN CODE = 036 (ISI))

QUALIFICATIONS	DOWNGRADE REASONS

• 5 day Settlement	• Exceeds 5 days … ISI
• Valid Authorization	• No authorization … ISI
• Card Present (Swiped)	• If key-entered … ISI
• Full Track I or II	• Partial Track Data … ISI
• 10% Transaction tolerance (25% for Restaurant, Bars, Barbers and Beauty Salons)	• If exceeds tolerance … ISI
• Banknet Reference# in Settlement	• Missing Ref# … ISI
• Banknet Authorization Date	• Missing Auth Date … ISI
• Auth & Settlement MCC must match	• No MCC match … ISI

** Hotels, Car Rental Agencies and Cruise Lines are exempt from a transaction amount tolerance and timeliness edits

MASTERCARD CANADIAN INTRA-COUNTRY = [***]
Minimum $.05 CAN per transaction

QUALIFICATIONS (PLAN CODE = 022)	DOWNGRADE REASONS

• Must be a Canadian Merchant and Canadian Issued Card	• No downgrade no other interchange rate

MASTERCARD CORPORATE PRODUCTS Level II Data = Tax amount, Tax indicator, Customer Code (P Cards only), Tax ID and merchant type code
Level III = Level II plus line item detail

FACE TO FACE RATE = [***]

QUALIFICATIONS (PLAN CODE = 120)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Data Rate II • Otherwise … Corporate Standard
• Valid Authorization	• No authorization … Corporate Standard
• Card Present (Swiped)	• If key-entered … Data Rate II
• Full Track I or II	• Partial Track Data … Data Rate II
• Banknet Reference# in Settlement	• Missing Ref# … Corporate Standard
• Banknet Authorization Date	• Missing Auth Date … Corporate Standard
• Must be a Corporate Card product	• Not Corporate Card … Merit III
• 10% Transaction tolerance (25% for Barbers and Beauty Salons)	• If exceeds tolerance … Corporate Standard
• Auth and Settlement MCC must match	• No MCC match … Corporate Standard
• Full Merchant Description Addendum Record (w/valid street address) (Not required for Fleet Cards at fuel locations)	• Addendum missing .... Corporate Standard

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	14

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Level II Purchasing Card Data (All Commercial Cards except, Fleet Cards at fuel locations)	• If missing Level II Data … Data Rate I

DATA RATE I RATE = [***]

QUALIFICATIONS (PLAN CODE = 121) (Purchase Cd)	DOWNGRADE REASONS

• 3 day Settlement	• Exceeds 3 days … Corporate Standard
• Valid Authorization	• No authorization … Corporate Standard
• Banknet Referenced# in Settlement	• Missing Ref# … Corporate Standard
• Banknet Authorization Date	• Missing Auth Date … Corporate Standard
• Must be a Corp/Purch Card product	• Not Corp/Purch Card … Merit I
• Auth and Settlement MCC must match	• No MCC match … Corporate Standard
• Full Merchant Description Addendum Record (w/valid street address) (Not required for Fleet Cards at fuel locations)	• Addendum missing … Corporate Standard
• Postal Code and State Code	• If missing … Corporate Standard

DATA RATE II = [***]

QUALIFICATIONS (PLAN CODE = 122)	DOWNGRADE REASONS

• 3 day Settlement	• Exceeds 3 days … Corporate Standard
• Valid Authorization	• No authorization … Corporate Standard
• Banknet Reference# in Settlement	• Missing Ref# … Corporate Standard
• Banknet Authorization Date	• Missing Auth Date … Corporate Standard
• Must be a Corp/Purch Card product	• Not Corp/Purch Card … Merit I
• Auth and Settlement MCC must match	• No MCC match … Corporate Standard
• Full Merchant Description Addendum Record (w/valid street address) (Not required for Fleet Cards at fuel locations)	• Addendum missing … Corporate Standard
• Level II Purchasing Card Data (All Commercial Cards except, fleet cards at fuel locations)	• If missing Level II Data … Data Rate I

DATA RATE III RATE = [***]

QUALIFICATIONS (PLAN CODE = 123)	DOWNGRADE REASONS
(Purchasing Card only)

• 3 day Settlement	• Exceeds 3 days … Corporate Standard
• Valid Authorization	• No authorization … Corporate Standard
• Banknet Reference# in Settlement	• Missing Ref# … Corporate Standard
• Banknet Authorization Date	• Missing Auth Date … Corporate Standard
• Auth and Settlement MCC must match	• No MCC match … Corporate Standard
• Full Merchant Description Addendum Record (w/valid street address)	• Addendum missing … Corporate Standard
• Level II & Level III Purchasing Card Data	• If missing Level III Data … Data Rate II • If missing Level II Data … Corp Data Rate I

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	15

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

LARGE TICKET RATE = [***]

QUALIFICATIONS (PLAN CODE = 134)	DOWNGRADE REASONS

• 2 day Settlement	• Exceeds 2 days … Data Rate II Otherwise … Corporate Standard
• Transaction Amount must be $3,000 or greater	• Under $3,000 . . . Data Rate II
• Valid Authorization	• No authorization … Corporate Standard
• Banknet Reference# in Settlement	• Missing Ref# … Corporate Standard
• Banknet Authorization Date	• Missing Auth Date … Corporate Standard
• Must be a Corporate/Purch Card product	• Not Corp/Purch Card … Merit I
• Auth and Settlement MCC must match	• No MCC match … Corporate Standard
• 25% Transaction tolerance (excludes MCC 5542)	• If exceeds tolerance … Corporate Standard
• Full Merchant Description Addendum Record (w/valid street address) (Not required for Fleet Cards at fuel locations)	• Addendum missing … Corporate Standard
• Level II Purchasing Card Data (All Commercial Cards except, Fleet Cards at fuel locations)	• If missing Level II Data … Data Rate I

CORPORATE T&E RATE I = [***]

QUALIFICATIONS (PLAN CODE = 125) (Purchasing Cd)	DOWNGRADE REASONS

• 9 days Settlement Airlines all other MCCs 3 days	• Exceeds 9 or 3 days … Corporate Standard
• Valid Authorization	• No authorization … Corporate Standard
• Banknet Reference# in Settlement	• Missing Ref# … Corporate Standard
• Banknet Authorization Date	• Missing Auth Date … Corporate Standard
• Must be a Corporate Card product	• Not Corporate Card … Merit I or Travel Premier
• Auth and Settlement MCC must match	• No MCC match … Corporate Standard
• 25% Transaction tolerance on Restaurants & Bars MCCs only	• If exceeds tolerance … Corporate Standard
• Merchant Description Addendum Required (w/valid street address)	• Addendum missing … Corporate Standard
* Hotels, Car Rental Agencies, Cruise Lines and Passenger Transport are exempt from a amount tolerance and timeliness edits

CORPORATE T&E RATE II = [***]

QUALIFICATIONS (PLAN CODE = 130) (Purchasing Cd)	DOWNGRADE REASONS

• 9 day Settlement Airlines all other MCCs 3 days	• Exceeds 9 or 3 days … Corporate Standard

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	16

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Valid Authorization	• No authorization ... Corporate Standard

• Banknet Reference# in Settlement	• Missing Ref# … Corporate Standard

• Banknet Authorization Date	• Missing Auth Date … Corporate Standard

• Must be a Corporate Card product	• Not Corporate Card … Merit I or Travel Premier

• Auth and Settlement MCC must match (5812 Restaurant not eligible)	• No MCC match … Corporate Standard

• Industry Specific Addendum Required	• Addendum missing … Corporate T&E I

• Merchant Description Addendum Required (w/valid street address)	• Addendum missing … Corporate Standard

WORLD MASTERCARD T&E = [***]

QUALIFICATIONS (PLAN CODE = 060 Lodging) (PLAN CODE = 061 Car Rental) (PLAN CODE = 062 Passenger Tran) (PLAN CODE = 063 Restaurants, Cruise or Trvl Agnt))	DOWNGRADE REASONS
• 3 day Settlement	• Exceeds 3 days … Standard

• Valid Authorization	• No authorization … Standard

• Banknet Reference# in Settlement	• Missing Ref# … Standard

• Banknet Authorization Date	• Missing Auth Date … Standard

• Auth and Settlement MCC must match	• No MCC match … Corporate Standard

• Must be T&E MCC code	• If not T&E MCC … Merit I or Key Entered

* Hotels, Car Rental Agencies and Cruise Lines are exempt from timeliness edits.

CORPORATE STANDARD = [***]

QUALIFICATIONS (PLAN CODE = 117)	DOWNGRADE REASONS
• 30 day Settlement	• No downgrade from Standard

• Valid Authorization

• Banknet Reference# in Settlement

• Banknet Authorization Date

• Must be a Corp/Purch Card product	• Qualifies for Consumer Standard

INTERNATIONAL CORPORATE INTERCHANGE

PURCHASING LARGE TICKET = [***]

QUALIFICATIONS (PLAN CODE = 154)	DOWNGRADE REASONS
• 30 day Settlement	• Exceeds 30 days … Purchasing

• Transaction Amount must be $3,000 or greater	• If less than $3,000 … Purchasing Data Rate II (if Level II Data present) Otherwise Purchasing (if no data)

• Valid Authorization	• No authorization … Purchasing

• Banknet Reference# in Settlement	• Missing Ref# … Purchasing

• Banknet Authorization Date	• No auth date … Purchasing

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	17

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

• Must be a Purchasing/Fleet Card product (T&E MCC Codes do not qualify)	• Not Purchasing/Fleet Card ... Corporate

PURCHASING DATA RATE II = [***]

QUALIFICATIONS (PLAN CODE = 152)	DOWNGRADE REASONS
• 5 day Settlement	• Exceeds 5 days … Purchasing
• Valid Authorization	• No authorization … Purchasing
• Banknet Reference# in Settlement	• Missing Ref# … Purchasing
• Banknet Authorization Date	• No auth date … Purchasing
• Must be a Purchasing/Fleet Card product	• Not Purchasing/Fleet Card … Corporate
• Level II Purchasing Card Data (Fleet Cards at Fuel MCC codes 5541, 5542, 7511 do not qualify)	• No Level II Purchasing Card Data … Purchasing

PURCHASING (US Location w/US Acquirer Global Support Fee [***]) = [***]

PURCHASING (Non US Location) = [***]

QUALIFICATIONS (PLAN CODE = 156)	DOWNGRADE REASONS
• 30 day Settlement	• No Downgrade from Purchasing this is considered Purchasing Card ISI
• Valid Authorization
• Banknet Reference# in Settlement
• Banknet Authorization Date
• Must be a Purchasing/Fleet Card product	• Not Purchasing/Fleet Card … Corporate

CORPORATE (US Location w/US Acquirer Global Support Fee [***]) = [***]

CORPORATE (Non US Location) = [***]

QUALIFICATIONS (PLAN CODE = 176)	DOWNGRADE REASONS
• 30 day Settlement	• No Downgrade from Corporate this is considered Corporate/Business Card ISI
• Valid Authorization
• Banknet Reference# in Settlement
• Banknet Authorization Date
• Must be a Corporate/Business Card product

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

October 2001 Association Interchange Compliance – September 17, 2001	18

FDMS Association Compliance

NOTE: This document is intended for business purposes only and should not be used for coding of any kind.

Attachment II to Schedule A

Other Card Services

This Attachment II to Schedule A supplements the Merchant Bankcard Agreement (the “Agreement”) to which it is attached and sets forth the terms applicable to CMS’ provision of the specified services for the Card transactions issued by the entities set forth below:

(Select as applicable)

American Express	☒	JCB
Diners Club	☒	Discover (“Novus”)	☒

The Card issuing entities selected above are collectively referred to as (“Issuer”) unless otherwise specified in this Attachment II.

The following sets forth the annual volume for each Issuer Card:

American Express: [***]	JCB:	______________
Diners Club: [***]	Novas:	[***]

1. FEES:

	Authorization (Per transaction)	Auth./Processing (Per transaction)
American Express:	$___ or ___% of face amount of tran.	[***] or ___% of face amount of tran.
Diners Club:	$___ or ___% of face amount of tran.	[***] or ___% of face amount of tran.
JCB:	$___ or ___% of face amount of tran.	[***] or ___% of face amount of tran.
Novas:	$___ or ___% of face amount of tran.	[***] or ___% of face amount of tran.

Settlement Services (Per transaction)
Diners:	____% of face amount tran.
JCB:	____% of face amount tran.

2. GENERAL: Customer understands and acknowledges that CMS’ sole responsibility with respect to ISSUER Card transactions shall be to provide the services specified in this Attachment.

In the event Customer has a separate Issuer Agreement with a respective Issuer, all Chargeback and financial obligations including but not limited to fees and issues related thereto shall be governed by the terms of such Issuer Agreement. Notwithstanding the foregoing, in the event CMS is providing settlement services for Diners Club and/or JCB transactions, CMS shall be responsible for providing such services pursuant to the terms of the Agreement. Customer shall comply with all terms and conditions of the Issuer Agreement and the applicable rules, regulations, interpretations and other requirements of the respective Issuer and shall not seek authorization for or submit for processing or settlement hereunder any Issuer Card transactions at anytime when Customer does not have in effect a valid Issuer Agreement with such Issuer. Customer agrees to notify CMS immediately upon the termination of any Issuer Agreement to which it is a party. Upon such termination, CMS shall have no further obligations hereunder to provide any services to Customer with respect to any transactions involving such Issuer Cards.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

In the event Customer does not have a separate Issuer Agreement with a respective Issuer, the Issuer Card services to be provided hereunder shall be in accordance with the terms of the Agreement and this Attachment.

3. ISSUER CONSENTS:

Customer shall be responsible for obtaining any operational consents required of Issuer to comply with procedures or practices contemplated by both Customer and CMS under this Agreement.

4. AUTHORIZATION SERVICES ONLY:

In the event CMS is providing authorization services for Issuer Card transactions as specified herein, Customer shall seek such authorization from CMS pursuant to the applicable Issuer Agreement or in the absence thereof, the applicable section of the Agreement. Unless CMS is providing processing services for Issuer Card transactions as specified in this Attachment, Customer shall be responsible for processing and submitting directly to the applicable Issuer for settlement of such Card transactions.

5. PROCESSING AND SUBMISSION TO ISSUERS:

In the event CMS is providing processing services for Issuer Card transactions as specified herein, Customer shall submit to CMS for processing all of Customer’s Issuer Card transactions and CMS shall process such transactions and transmit them electronically to the applicable Issuer with a summary of such Card transactions.

6. SETTLEMENT SERVICES:

In the event CMS is providing settlement services for Diners Club and/or JCB transactions as specified herein, all provisions of the Agreement shall apply to Customer’s Diners Club and/or JCB transactions. Following receipt of applicable settlement funds from Diners Club and/or JCB, CMS will initiate a transfer of settlement funds pursuant to the terms set forth in the Agreement and applicable Schedules and/or Attachments.

(a) Diners Club. If settlement services are provided for Diners Club (“Diners”) transactions:

(i)	Customer shall retain Diners sales drafts and Diners credit vouchers for a period of at least 90 days from the date of the Diners transaction, and Customer shall retain microfilm or legible copies of Diners sales drafts and Diners credit vouchers for a period of at least seven years following the date of transaction.

(ii)	Customer shall not accept a Card embossed “for local use only” outside the territory in which it was issued; and

(iii)	Customer shall not accept an Amoco co-branded Card unless Customer has a specific contractual agreement authorizing Customer to do so.

(b) JCB. If settlement services are provided by CMS for JCB transactions:

(i)	Customer shall retain original JCB sales drafts and JCB credit vouchers for a period of at least 120 days from the date of the JCB Card transaction and Customer shall retain microfilm or legible copies of JCB sales drafts and JCB credit vouchers for a period of at least three years following the date of the transaction.

(ii)	For purposes of CMS’ Chargeback liability with respect to JCB transactions, an authorization obtained on a transaction does not override any Chargeback reason which may apply to the item.

(iii)	If Customer processes JCB Card transaction data electronically, Customer’s account number must be included in the JCB Card transaction data transmitted to CMS, in addition to the other information required by the Agreement to be included in each sales draft or credit voucher.

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(iv)	The procedures and requirements contained in the applicable Attachments if Customer is a lodging merchant and accepts JCB Cards to reserve accommodations, subject to the right of JCB Cardholders to cancel reservations at resort establishments until 4:00 p.m. on the scheduled arrival date, notwithstanding any earlier deadline established for Visa and MasterCard Cardholders.

(v)	By contracting for JCB settlement services, Customer authorizes JCB to publish its name, address and telephone number in JCB solicitation materials.

CMS does not warrant or bear responsibility for the performance of any Issuer in any way.

BUY.COM, INC (“Customer”)		CHASE MERCHANT SERVICES, L.L.C. (“CMS”)

By:	/s/ Robert R. Price	By:

Name:	Robert R. Price	Name:

Title:	President, CFO	Title:

Date:	1/15/02	Date:

CHASE MANHATTAN BANK (“Bank”)

By:

Title:

Name:

Date:

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